Exhibit 99.2

Second Quarter

Financial Supplement

June 30, 2016

METLIFE

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

METLIFE
Consolidated Balance Sheets	5
Consolidated Statements of Operating Earnings Available to Common Shareholders	6
Consolidating Statement of Operating Earnings Available to Common Shareholders	7

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	11

AMERICAS - RETAIL
Statements of Operating Earnings Available to Common Shareholders	12
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	15
Other Operating Expenses by Major Category and Sales by Product	16
Spread by Product and Other Statistical Information	17

AMERICAS - GROUP, VOLUNTARY & WORKSITE BENEFITS
Statements of Operating Earnings Available to Common Shareholders	18
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	19
Other Operating Expenses by Major Category, Spread and Other Statistical Information	20

AMERICAS - CORPORATE BENEFIT FUNDING
Statements of Operating Earnings Available to Common Shareholders	21
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	22
Other Operating Expenses by Major Category and Spread	23

AMERICAS - LATIN AMERICA
Statements of Operating Earnings Available to Common Shareholders	24
Other Operating Expenses by Major Category, Sales on a Constant Currency Basis and Other Statistical Information	25

ASIA
Statements of Operating Earnings Available to Common Shareholders	26
Operating Premiums, Fees and Other Revenues, Other Operating Expenses by Major Category; Sales on a Constant Currency Basis and Other Statistical Information	27

EMEA
Statements of Operating Earnings Available to Common Shareholders	28
Other Operating Expenses by Major Category and Other Statistical Information	29

CORPORATE & OTHER
Statements of Operating Earnings Available to Common Shareholders and Operating Earnings Available to Common Shareholders by Source	30

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	31
Gross Unrealized Gains and Losses Aging Schedule - Fixed Maturity Securities Available-for-Sale and Equity Securities Available-for-Sale	33
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution and Summary of Real Estate and Real Estate Joint Ventures	34
Summary of Mortgage Loans and Summary of Commercial Mortgage Loans by Region and Property Type	35

APPENDIX
Reconciliation Detail	A-1
Notable Items:
MetLife Total, Retail, Retail - Life & Other, Retail - Annuities and Group, Voluntary & Worksite Benefits	A-2
Corporate Benefit Funding, Latin America, Asia, EMEA and Corporate & Other	A-3
Equity Details, Book Value Details and Return on Equity	A-4
Return on Allocated Equity	A-5
Operating Premiums, Fees and Other Revenues and Operating Earnings Available to Common Shareholders - Constant Currency Basis	A-6
Property & Casualty Supplemental Information:
Statements of Operating Earnings Available to Common Shareholders - Total Property & Casualty	A-7
Statements of Operating Earnings Available to Common Shareholders - Retail Property & Casualty	A-8
Statements of Operating Earnings Available to Common Shareholders - Group Property & Casualty	A-9
Non-GAAP and Other Financial Disclosures	A-10
MetLife Acronyms	A-12

METLIFE

As used in this QFS, “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016

Revenues
Premiums	$9,312	$10,375	$9,605	$9,693	$9,417	$18,565	$19,110
Universal life and investment-type product policy fees	2,434	2,346	2,333	2,344	2,286	4,828	4,630
Net investment income	4,947	3,959	4,914	4,559	4,887	10,408	9,446
Other revenues	518	484	486	487	487	1,013	974
Net investment gains (losses)	(133)	382	62	15	266	153	281
Net derivative gains (losses)	(912)	485	(356)	1,335	(2,099)	(91)	(764)
Total revenues	16,166	18,031	17,044	18,433	15,244	34,876	33,677

Expenses
Policyholder benefits and claims	9,352	10,334	9,772	9,678	10,274	18,609	19,952
Interest credited to policyholder account balances	1,298	647	1,670	1,326	1,500	3,293	2,826
Policyholder dividends	331	354	363	315	324	670	639
Other expenses	4,072	4,533	4,104	4,192	3,246	8,132	7,438
Total expenses	15,053	15,868	15,909	15,511	15,344	30,704	30,855
Income (loss) from continuing operations before provision for income tax	1,113	2,163	1,135	2,922	(100)	4,172	2,822
Provision for income tax expense (benefit)	(6)	965	293	719	(214)	890	505
Income (loss) from continuing operations, net of income tax	1,119	1,198	842	2,203	114	3,282	2,317
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	1,119	1,198	842	2,203	114	3,282	2,317
Less: Net income (loss) attributable to noncontrolling interests	4	(5)	8	2	4	9	6
Net income (loss) attributable to MetLife, Inc.	1,115	1,203	834	2,201	110	3,273	2,311
Less: Preferred stock dividends	31	6	49	6	46	61	52
Preferred stock repurchase premium	42	-	-	-	-	42	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,042	$1,197	$785	$2,195	$64	$3,170	$2,259

Total Premiums, Fees and Other Revenues	$12,264	$13,205	$12,424	$12,524	$12,190	$24,406	$24,714

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Operating earnings available to common shareholders	$1,765	$705	$1,376	$1,329	$924
Preferred stock dividends	31	6	49	6	46
Operating earnings	1,796	711	1,425	1,335	970
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(133)	382	62	15	266
Net derivative gains (losses)	(912)	485	(356)	1,335	(2,099)
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(177)	(206)	(398)	(185)	478
Provision for income tax (expense) benefit	545	(174)	109	(297)	499
Income (loss) from continuing operations, net of income tax	1,119	1,198	842	2,203	114
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	1,119	1,198	842	2,203	114
Less: Net income (loss) attributable to noncontrolling interests	4	(5)	8	2	4
Net income (loss) attributable to MetLife, Inc.	1,115	1,203	834	2,201	110
Less: Preferred stock dividends	31	6	49	6	46
Preferred stock repurchase premium	42	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,042	$1,197	$785	$2,195	$64

Operating earnings available to common shareholders per common share - diluted	$1.56	$0.62	$1.23	$1.20	$0.83
Net investment gains (losses)	(0.12)	0.34	0.06	0.01	0.24
Net derivative gains (losses)	(0.81)	0.43	(0.32)	1.20	(1.89)
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(0.15)	(0.18)	(0.36)	(0.16)	0.43
Provision for income tax (expense) benefit	0.48	(0.15)	0.10	(0.27)	0.45
Discontinued operations, net of income tax	-	-	-	-	-
Less: Net income (loss) attributable to noncontrolling interests	-	-	0.01	-	-
Preferred stock repurchase premium	0.04	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted	$0.92	$1.06	$0.70	$1.98	$0.06

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Notable items impacting operating earnings available to common shareholders:
Variable investment income, as compared to plan	$-	$(37)	$(137)	$(86)	$(9)
Catastrophe experience and prior year development, net	-	21	(9)	(45)	(15)
Actuarial assumption review and other insurance adjustments	-	(92)	-	-	(462)
Tax adjustments	61	(720)	31	10	-
Total notable items (1)	$61	$(828)	$(115)	$(121)	$(486)

Notable items impacting operating earnings available to common shareholders per common share - diluted:
Variable investment income, as compared to plan	$-	$(0.03)	$(0.12)	$(0.08)	$(0.01)
Catastrophe experience and prior year development, net	$-	$0.02	$(0.01)	$(0.04)	$(0.01)
Actuarial assumption review and other insurance adjustments	$-	$(0.08)	$-	$-	$(0.42)
Tax adjustments	$0.05	$(0.64)	$0.03	$0.01	$-
Total notable items (1)	$0.05	$(0.73)	$(0.10)	$(0.11)	$(0.44)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Weighted average common shares outstanding - diluted	1,128.4	1,129.9	1,121.4	1,108.6	1,109.1

(1)          Notable items represent a positive (negative) impact to operating earnings available to common shareholders and operating earnings available to common shareholders per common share - diluted. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items.

METLIFE CORPORATE OVERVIEW (CONTINUED)
Unaudited	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Book value per common share (1)	$60.27	$61.39	$60.00	$67.10	$70.18
Book value per common share, excluding AOCI other than FCTA (1)	$50.73	$51.11	$51.15	$53.31	$53.20
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$41.73	$42.21	$42.22	$44.17	$43.98

	For the Three Months Ended
Unaudited	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Return on MetLife, Inc.’s (2):
Common stockholders’ equity	6.0%	7.1%	4.7%	12.6%	0.3%
Common stockholders’ equity, excluding AOCI other than FCTA	7.4%	8.4%	5.6%	15.3%	0.4%
Tangible common stockholders’ equity (excludes AOCI other than FCTA)	9.1%	10.3%	6.8%	18.6%	0.6%

Operating return on MetLife, Inc.’s (2):
Common stockholders’ equity	10.2%	4.2%	8.2%	7.6%	4.9%
Common stockholders’ equity, excluding AOCI other than FCTA	12.5%	5.0%	9.7%	9.3%	6.3%
Tangible common stockholders’ equity (excludes AOCI other than FCTA)	15.3%	6.1%	11.9%	11.3%	7.7%

	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Common shares outstanding, beginning of period	1,114.3	1,116.8	1,114.8	1,098.0	1,098.5
Share repurchases	(0.2)	(2.3)	(17.1)	(1.4)	-
Newly issued shares	2.7	0.3	0.3	1.9	0.3
Common shares outstanding, end of period	1,116.8	1,114.8	1,098.0	1,098.5	1,098.8

Weighted average common shares outstanding - basic	1,117.8	1,118.9	1,110.9	1,100.8	1,100.3
Dilutive effect of the exercise or issuance of stock-based awards	10.6	11.0	10.5	7.8	8.8
Weighted average common shares outstanding - diluted	1,128.4	1,129.9	1,121.4	1,108.6	1,109.1

MetLife Policyholder Trust Shares	175.0	173.2	171.0	169.8	167.2
(1) Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results. See page A-4 for the return on MetLife, Inc.’s common stockholders’ equity and operating return on MetLife, Inc.’s common stockholders’ equity for the year ended December 31, 2015.

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$351,353	$351,578	$351,402	$371,981	$387,508
Equity securities available-for-sale, at estimated fair value	3,677	3,399	3,321	3,374	3,333
Fair value option and trading securities, at estimated fair value	16,460	15,361	15,024	14,993	14,314
Mortgage loans	64,010	63,553	67,102	68,651	69,399
Policy loans	11,575	11,549	11,258	11,257	11,240
Real estate and real estate joint ventures	10,207	9,923	8,433	8,733	9,063
Other limited partnership interests	8,099	7,901	7,096	7,022	6,982
Short-term investments, principally at estimated fair value	14,594	14,957	9,299	11,621	9,838
Other invested assets, principally at estimated fair value	20,409	23,356	22,524	27,095	31,834
Total investments	500,384	501,577	495,459	524,727	543,511
Cash and cash equivalents, principally at estimated fair value	8,074	10,216	12,752	13,290	17,067
Accrued investment income	3,990	4,187	3,988	4,198	3,884
Premiums, reinsurance and other receivables	24,872	25,808	22,702	27,843	26,035
Deferred policy acquisition costs and value of business acquired	24,379	23,996	24,130	23,973	24,748
Current income tax recoverable	-	-	161	125	51
Goodwill	9,644	9,546	9,477	9,729	9,852
Other assets	7,589	7,881	7,666	7,496	7,747
Separate account assets	319,477	299,249	301,598	306,047	309,672
Total assets	$898,409	$882,460	$877,933	$917,428	$942,567

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$188,928	$190,754	$191,879	$196,967	$204,461
Policyholder account balances	204,262	202,291	202,722	207,593	213,526
Other policy-related balances	14,393	14,521	14,255	14,435	14,447
Policyholder dividends payable	699	716	720	706	734
Policyholder dividend obligation	2,328	2,309	1,783	2,586	3,343
Payables for collateral under securities loaned and other transactions	35,532	37,991	36,871	41,165	45,790
Short-term debt	100	100	100	100	103
Long-term debt	16,770	16,755	18,023	17,915	16,586
Collateral financing arrangements	4,164	4,152	4,139	4,127	4,113
Junior subordinated debt securities	3,193	3,194	3,194	3,168	3,168
Current income tax payable	71	21	-	-	-
Deferred income tax liability	10,762	11,363	10,592	13,776	14,966
Other liabilities	27,741	27,977	23,561	32,878	32,285
Separate account liabilities	319,477	299,249	301,598	306,047	309,672
Total liabilities	828,420	811,393	809,437	841,463	863,194

Redeemable noncontrolling interests in partially-owned consolidated subsidiaries	92	79	77	-	-

Equity
Preferred stock, at par value	-	-	-	-	-
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	30,718	30,726	30,749	30,769	30,783
Retained earnings	34,376	35,153	35,519	37,301	36,924
Treasury stock, at cost	(2,172)	(2,279)	(3,102)	(3,172)	(3,172)
Accumulated other comprehensive income (loss)	6,443	6,891	4,771	10,865	14,632
Total MetLife, Inc.’s stockholders’ equity	69,377	70,503	67,949	75,775	79,179
Noncontrolling interests	520	485	470	190	194
Total equity	69,897	70,988	68,419	75,965	79,373
Total liabilities and equity	$898,409	$882,460	$877,933	$917,428	$942,567

METLIFE CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Operating revenues
Premiums	$9,313	$10,376	$9,606	$9,267	$9,417
Universal life and investment-type product policy fees	2,335	2,247	2,237	2,151	2,173
Net investment income	5,185	4,849	4,773	4,706	4,881
Other revenues	527	495	495	487	484
Total operating revenues	17,360	17,967	17,111	16,611	16,955

Operating expenses
Policyholder benefits and claims and policyholder dividends	9,503	10,780	9,835	9,593	10,385
Interest credited to policyholder account balances	1,342	1,331	1,330	1,301	1,314
Capitalization of DAC	(927)	(955)	(987)	(876)	(915)
Amortization of DAC and VOBA	1,001	971	877	881	1,015
Amortization of negative VOBA	(83)	(82)	(71)	(67)	(61)
Interest expense on debt	307	294	302	312	303
Other operating expenses (1)	3,882	4,126	3,998	3,710	3,659
Total operating expenses	15,025	16,465	15,284	14,854	15,700
Operating earnings before provision for income tax	2,335	1,502	1,827	1,757	1,255
Provision for income tax expense (benefit) (1)	539	791	402	422	285
Operating earnings	1,796	711	1,425	1,335	970
Preferred stock dividends	31	6	49	6	46
Operating earnings available to common shareholders	$1,765	$705	$1,376	$1,329	$924

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$1,796	$711	$1,425	$1,335	$970
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(133)	382	62	15	266
Net derivative gains (losses)	(912)	485	(356)	1,335	(2,099)
Premiums	(1)	(1)	(1)	426	-
Universal life and investment-type product policy fees	99	99	96	193	113
Net investment income	(238)	(890)	141	(147)	6
Other revenues	(9)	(11)	(9)	-	3
Policyholder benefits and claims and policyholder dividends	(180)	92	(300)	(400)	(213)
Interest credited to policyholder account balances	44	684	(340)	(25)	(186)
Capitalization of DAC	-	-	-	105	-
Amortization of DAC and VOBA	104	(160)	(6)	(114)	894
Amortization of negative VOBA	9	8	8	32	6
Interest expense on debt	(1)	(8)	2	-	(3)
Other operating expenses	(4)	(19)	11	(255)	(142)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	545	(174)	109	(297)	499
Income (loss) from continuing operations, net of income tax	1,119	1,198	842	2,203	114
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	1,119	1,198	842	2,203	114
Less: Net income (loss) attributable to noncontrolling interests	4	(5)	8	2	4
Net income (loss) attributable to MetLife, Inc.	1,115	1,203	834	2,201	110
Less: Preferred stock dividends	31	6	49	6	46
Preferred stock repurchase premium	42	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,042	$1,197	$785	$2,195	$64

Total Operating Premiums, Fees and Other Revenues	$12,175	$13,118	$12,338	$11,905	$12,074

(1)          The three months ended September 30, 2015 includes a non-cash charge of $792 million, net of tax, related to an uncertain tax position comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million charge, $235 million net of tax, included in other operating expenses. See notable items on pages A-2 and A-3.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended June 30, 2016
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

Operating revenues
Premiums	$9,417	$7,204	$1,681	$519	$13
Universal life and investment-type product policy fees	2,173	1,683	370	95	25
Net investment income	4,881	4,076	678	83	44
Other revenues	484	422	16	19	27
Total operating revenues	16,955	13,385	2,745	716	109

Operating expenses
Policyholder benefits and claims and policyholder dividends	10,385	8,753	1,324	283	25
Interest credited to policyholder account balances	1,314	959	324	30	1
Capitalization of DAC	(915)	(381)	(426)	(106)	(2)
Amortization of DAC and VOBA	1,015	605	304	103	3
Amortization of negative VOBA	(61)	-	(57)	(4)	-
Interest expense on debt	303	4	-	-	299
Other operating expenses	3,659	2,291	877	336	155
Total operating expenses	15,700	12,231	2,346	642	481
Operating earnings before provision for income tax	1,255	1,154	399	74	(372)
Provision for income tax expense (benefit)	285	319	140	10	(184)
Operating earnings	970	835	259	64	(188)
Preferred stock dividends	46	-	-	-	46
Operating earnings available to common shareholders	$924	$835	$259	$64	$(234)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$970	$835	$259	$64	$(188)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	266	180	140	16	(70)
Net derivative gains (losses)	(2,099)	(3,174)	606	3	466
Premiums	-	-	-	-	-
Universal life and investment-type product policy fees	113	99	7	7	-
Net investment income	6	(179)	(134)	300	19
Other revenues	3	-	3	-	-
Policyholder benefits and claims and policyholder dividends	(213)	(234)	(7)	28	-
Interest credited to policyholder account balances	(186)	(19)	114	(281)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	894	907	(12)	(1)	-
Amortization of negative VOBA	6	-	6	-	-
Interest expense on debt	(3)	-	-	-	(3)
Other operating expenses	(142)	2	(7)	(5)	(132)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	499	844	(204)	(35)	(106)
Income (loss) from continuing operations, net of income tax	114	(739)	771	96	(14)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	114	(739)	771	96	(14)
Less: Net income (loss) attributable to noncontrolling interests	4	2	1	1	-
Net income (loss) attributable to MetLife, Inc.	110	(741)	770	95	(14)
Less: Preferred stock dividends	46	-	-	-	46
Preferred stock repurchase premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$64	$(741)	$770	$95	$(60)

Total Operating Premiums, Fees and Other Revenues	$12,074	$9,309	$2,067	$633	$65

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended June 30, 2015
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

Operating revenues
Premiums	$9,313	$6,953	$1,809	$525	$26
Universal life and investment-type product policy fees	2,335	1,795	400	114	26
Net investment income	5,185	4,293	679	84	129
Other revenues	527	461	28	19	19
Total operating revenues	17,360	13,502	2,916	742	200

Operating expenses
Policyholder benefits and claims and policyholder dividends	9,503	7,855	1,375	265	8
Interest credited to policyholder account balances	1,342	972	328	34	8
Capitalization of DAC	(927)	(397)	(398)	(132)	-
Amortization of DAC and VOBA	1,001	531	336	133	1
Amortization of negative VOBA	(83)	(1)	(78)	(4)	-
Interest expense on debt	307	1	-	-	306
Other operating expenses	3,882	2,450	869	389	174
Total operating expenses	15,025	11,411	2,432	685	497
Operating earnings before provision for income tax	2,335	2,091	484	57	(297)
Provision for income tax expense (benefit)	539	648	59	7	(175)
Operating earnings	1,796	1,443	425	50	(122)
Preferred stock dividends	31	-	-	-	31
Operating earnings available to common shareholders	$1,765	$1,443	$425	$50	$(153)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$1,796	$1,443	$425	$50	$(122)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(133)	(14)	57	5	(181)
Net derivative gains (losses)	(912)	(508)	9	13	(426)
Premiums	(1)	(1)	-	-	-
Universal life and investment-type product policy fees	99	95	4	-	-
Net investment income	(238)	(166)	173	(249)	4
Other revenues	(9)	-	(9)	-	-
Policyholder benefits and claims and policyholder dividends	(180)	(136)	(44)	-	-
Interest credited to policyholder account balances	44	(18)	(175)	237	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	104	99	5	-	-
Amortization of negative VOBA	9	-	9	-	-
Interest expense on debt	(1)	-	-	-	(1)
Other operating expenses	(4)	3	-	-	(7)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	545	221	111	7	206
Income (loss) from continuing operations, net of income tax	1,119	1,018	565	63	(527)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	1,119	1,018	565	63	(527)
Less: Net income (loss) attributable to noncontrolling interests	4	3	1	(1)	1
Net income (loss) attributable to MetLife, Inc.	1,115	1,015	564	64	(528)
Less: Preferred stock dividends	31	-	-	-	31
Preferred stock repurchase premium	42	-	-	-	42
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,042	$1,015	$564	$64	$(601)

Total Operating Premiums, Fees and Other Revenues	$12,175	$9,209	$2,237	$658	$71

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended June 30, 2016
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

Operating revenues
Premiums	$18,684	$14,287	$3,339	$1,019	$39
Universal life and investment-type product policy fees	4,324	3,365	720	190	49
Net investment income	9,587	8,002	1,296	163	126
Other revenues	971	845	33	39	54
Total operating revenues	33,566	26,499	5,388	1,411	268

Operating expenses
Policyholder benefits and claims and policyholder dividends	19,978	16,824	2,560	544	50
Interest credited to policyholder account balances	2,615	1,908	643	59	5
Capitalization of DAC	(1,791)	(769)	(811)	(207)	(4)
Amortization of DAC and VOBA	1,896	1,096	590	205	5
Amortization of negative VOBA	(128)	-	(121)	(7)	-
Interest expense on debt	615	8	-	-	607
Other operating expenses	7,369	4,643	1,728	669	329
Total operating expenses	30,554	23,710	4,589	1,263	992
Operating earnings before provision for income tax	3,012	2,789	799	148	(724)
Provision for income tax expense (benefit)	707	816	235	21	(365)
Operating earnings	2,305	1,973	564	127	(359)
Preferred stock dividends	52	-	-	-	52
Operating earnings available to common shareholders	$2,253	$1,973	$564	$127	$(411)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$2,305	$1,973	$564	$127	$(359)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	281	(91)	363	24	(15)
Net derivative gains (losses)	(764)	(2,725)	1,017	2	942
Premiums	426	-	426	-	-
Universal life and investment-type product policy fees	306	194	99	13	-
Net investment income	(141)	(363)	(173)	382	13
Other revenues	3	-	3	-	-
Policyholder benefits and claims and policyholder dividends	(613)	(321)	(329)	37	-
Interest credited to policyholder account balances	(211)	(45)	192	(358)	-
Capitalization of DAC	105	-	105	-	-
Amortization of DAC and VOBA	780	905	(124)	(1)	-
Amortization of negative VOBA	38	-	38	-	-
Interest expense on debt	(3)	-	-	-	(3)
Other operating expenses	(397)	4	(200)	(7)	(194)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	202	836	(347)	(49)	(238)
Income (loss) from continuing operations, net of income tax	2,317	367	1,634	170	146
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	2,317	367	1,634	170	146
Less: Net income (loss) attributable to noncontrolling interests	6	3	1	2	-
Net income (loss) attributable to MetLife, Inc.	2,311	364	1,633	168	146
Less: Preferred stock dividends	52	-	-	-	52
Preferred stock repurchase premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,259	$364	$1,633	$168	$94

Total Operating Premiums, Fees and Other Revenues	$23,979	$18,497	$4,092	$1,248	$142

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended June 30, 2015
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

Operating revenues
Premiums	$18,566	$13,936	$3,561	$1,033	$36
Universal life and investment-type product policy fees	4,629	3,567	797	216	49
Net investment income	10,167	8,399	1,363	167	238
Other revenues	1,030	906	56	29	39
Total operating revenues	34,392	26,808	5,777	1,445	362

Operating expenses
Policyholder benefits and claims and policyholder dividends	18,950	15,711	2,715	504	20
Interest credited to policyholder account balances	2,673	1,930	665	64	14
Capitalization of DAC	(1,895)	(797)	(833)	(265)	-
Amortization of DAC and VOBA	1,954	1,030	662	261	1
Amortization of negative VOBA	(173)	(1)	(164)	(8)	-
Interest expense on debt	604	1	-	-	603
Other operating expenses	7,682	4,839	1,773	751	319
Total operating expenses	29,795	22,713	4,818	1,307	957
Operating earnings before provision for income tax	4,597	4,095	959	138	(595)
Provision for income tax expense (benefit)	1,133	1,271	207	18	(363)
Operating earnings	3,464	2,824	752	120	(232)
Preferred stock dividends	61	-	-	-	61
Operating earnings available to common shareholders	$3,403	$2,824	$752	$120	$(293)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$3,464	$2,824	$752	$120	$(232)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	153	260	125	8	(240)
Net derivative gains (losses)	(91)	69	27	14	(201)
Premiums	(1)	(1)	-	-	-
Universal life and investment-type product policy fees	199	191	10	(2)	-
Net investment income	241	(351)	302	282	8
Other revenues	(17)	-	(17)	-	-
Policyholder benefits and claims and policyholder dividends	(329)	(236)	(93)	-	-
Interest credited to policyholder account balances	(620)	(38)	(306)	(276)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	32	37	(7)	2	-
Amortization of negative VOBA	19	-	19	-	-
Interest expense on debt	(2)	-	-	-	(2)
Other operating expenses	(9)	6	-	1	(16)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	243	16	101	(19)	145
Income (loss) from continuing operations, net of income tax	3,282	2,777	913	130	(538)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	3,282	2,777	913	130	(538)
Less: Net income (loss) attributable to noncontrolling interests	9	6	1	1	1
Net income (loss) attributable to MetLife, Inc.	3,273	2,771	912	129	(539)
Less: Preferred stock dividends	61	-	-	-	61
Preferred stock repurchase premium	42	-	-	-	42
Net income (loss) available to MetLife, Inc.’s common shareholders	$3,170	$2,771	$912	$129	$(642)

Total Operating Premiums, Fees and Other Revenues	$24,225	$18,409	$4,414	$1,278	$124

METLIFE

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

AMERICAS
RETAIL
Life & Other	$278	$183	$195	$172	$(27)
Annuities	412	340	387	360	211
RETAIL	$690	$523	$582	$532	$184
GROUP, VOLUNTARY & WORKSITE BENEFITS	231	238	214	174	221
CORPORATE BENEFIT FUNDING	406	326	286	295	302
LATIN AMERICA	116	176	150	137	128
AMERICAS	$1,443	$1,263	$1,232	$1,138	$835
ASIA	$425	$338	$290	$305	$259
EMEA	$50	$66	$54	$63	$64
CORPORATE & OTHER	$(153)	$(962)	$(200)	$(177)	$(234)

OPERATING RETURN ON ALLOCATED EQUITY (2)
	For the Three Months Ended
Unaudited	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

AMERICAS
RETAIL
Life & Other	12.3%	8.1%	8.7%	8.3%	(1.3)%
Annuities	13.2%	10.9%	12.4%	10.6%	6.2%
GROUP, VOLUNTARY & WORKSITE BENEFITS	14.4%	14.8%	13.3%	12.3%	15.6%
CORPORATE BENEFIT FUNDING	21.0%	16.9%	14.8%	14.4%	14.8%
LATIN AMERICA	13.3%	20.2%	17.2%	17.6%	16.5%
AMERICAS	14.8%	12.9%	12.6%	11.7%	8.6%
ASIA	14.8%	11.7%	10.1%	11.0%	9.4%
EMEA	6.0%	7.9%	6.5%	7.8%	7.9%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (2)
	For the Three Months Ended
Unaudited	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

AMERICAS	16.6%	14.6%	14.2%	13.0%	9.6%
ASIA	25.4%	20.2%	17.4%	19.0%	16.2%
EMEA	11.2%	14.6%	12.2%	13.5%	13.8%

(1)          A supplemental reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 12, (ii) Group, Voluntary & Worksite Benefits, Page 18, (iii) Corporate Benefit Funding, Page 21, (iv) Latin America, Page 24, (v) Asia, Page 26, (vi) EMEA, Page 28, and (vii) Corporate & Other, Page 30.

(2)          Annualized using quarter-to-date results. See Page A-5 for supplemental information on the return on allocated equity and allocated tangible equity for the periods presented.

AMERICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016

Operating revenues
Premiums	$1,747	$1,806	$1,926	$1,740	$1,695	$3,496	$3,435
Universal life and investment-type product policy fees	1,252	1,229	1,216	1,149	1,156	2,488	2,305
Net investment income	2,003	1,930	1,901	1,880	1,950	3,983	3,830
Other revenues	263	241	234	215	224	514	439
Total operating revenues	5,265	5,206	5,277	4,984	5,025	10,481	10,009

Operating expenses
Policyholder benefits and claims and policyholder dividends	2,373	2,607	2,566	2,458	2,937	4,822	5,395
Interest credited to policyholder account balances	551	550	555	522	525	1,093	1,047
Capitalization of DAC	(257)	(266)	(278)	(255)	(245)	(504)	(500)
Amortization of DAC and VOBA	400	432	354	373	487	775	860
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	(1)	1	2	1	(1)	3
Other operating expenses	1,220	1,197	1,262	1,149	1,124	2,396	2,273
Total operating expenses	4,287	4,519	4,460	4,249	4,829	8,581	9,078
Operating earnings before provision for income tax	978	687	817	735	196	1,900	931
Provision for income tax expense (benefit)	288	164	235	203	12	557	215
Operating earnings	690	523	582	532	184	1,343	716
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$690	$523	$582	$532	$184	$1,343	$716

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$690	$523	$582	$532	$184	$1,343	$716
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	9	70	(112)	(117)	84	77	(33)
Net derivative gains (losses)	(95)	(282)	(95)	(11)	(3,643)	218	(3,654)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	94	97	95	95	99	188	194
Net investment income	(105)	(108)	(114)	(109)	(92)	(233)	(201)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(160)	136	(284)	(16)	(165)	(256)	(181)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	99	(160)	(7)	(2)	907	37	905
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	55	86	182	56	984	(11)	1,040
Income (loss) from continuing operations, net of income tax	587	362	247	428	(1,642)	1,363	(1,214)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	587	362	247	428	(1,642)	1,363	(1,214)
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	587	362	247	428	(1,642)	1,363	(1,214)
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$587	$362	$247	$428	$(1,642)	$1,363	$(1,214)

Total Operating Premiums, Fees and Other Revenues	$3,262	$3,276	$3,376	$3,104	$3,075	$6,498	$6,179

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016
Operating revenues
Premiums	$1,522	$1,521	$1,624	$1,505	$1,526	$3,016	$3,031
Universal life and investment-type product policy fees	384	395	402	384	368	776	752
Net investment income	1,275	1,225	1,189	1,164	1,221	2,520	2,385
Other revenues	153	139	123	120	126	297	246
Total operating revenues	3,334	3,280	3,338	3,173	3,241	6,609	6,414

Operating expenses
Policyholder benefits and claims and policyholder dividends	2,016	2,081	2,128	2,050	2,417	4,086	4,467
Interest credited to policyholder account balances	230	234	239	230	230	457	460
Capitalization of DAC	(159)	(165)	(164)	(148)	(152)	(317)	(300)
Amortization of DAC and VOBA	205	237	202	199	214	415	413
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(1)	(1)	1	1	-	(2)	1
Other operating expenses	634	626	648	592	590	1,266	1,182
Total operating expenses	2,925	3,012	3,054	2,924	3,299	5,905	6,223
Operating earnings before provision for income tax	409	268	284	249	(58)	704	191
Provision for income tax expense (benefit)	131	85	89	77	(31)	223	46
Operating earnings	278	183	195	172	(27)	481	145
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$278	$183	$195	$172	$(27)	$481	$145

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$278	$183	$195	$172	$(27)	$481	$145
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	19	42	(89)	(57)	38	20	(19)
Net derivative gains (losses)	(110)	145	27	28	126	76	154
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(1)	1	(1)	-	1	(1)	1
Net investment income	(59)	(58)	(60)	(53)	(45)	(119)	(98)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(10)	(13)	-	-	-	7	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	24	(68)	9	25	16	5	41
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	48	(17)	40	20	(47)	4	(27)
Income (loss) from continuing operations, net of income tax	189	215	121	135	62	473	197
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	189	215	121	135	62	473	197
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	189	215	121	135	62	473	197
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$189	$215	$121	$135	$62	$473	$197

Total Operating Premiums, Fees and Other Revenues	$2,059	$2,055	$2,149	$2,009	$2,020	$4,089	$4,029

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016

Operating revenues
Premiums	$225	$285	$302	$235	$169	$480	$404
Universal life and investment-type product policy fees	868	834	814	765	788	1,712	1,553
Net investment income	728	705	712	716	729	1,463	1,445
Other revenues	110	102	111	95	98	217	193
Total operating revenues	1,931	1,926	1,939	1,811	1,784	3,872	3,595

Operating expenses
Policyholder benefits and claims and policyholder dividends	357	526	438	408	520	736	928
Interest credited to policyholder account balances	321	316	316	292	295	636	587
Capitalization of DAC	(98)	(101)	(114)	(107)	(93)	(187)	(200)
Amortization of DAC and VOBA	195	195	152	174	273	360	447
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	-	-	1	1	1	2
Other operating expenses	586	571	614	557	534	1,130	1,091
Total operating expenses	1,362	1,507	1,406	1,325	1,530	2,676	2,855
Operating earnings before provision for income tax	569	419	533	486	254	1,196	740
Provision for income tax expense (benefit)	157	79	146	126	43	334	169
Operating earnings	412	340	387	360	211	862	571
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$412	$340	$387	$360	$211	$862	$571

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$412	$340	$387	$360	$211	$862	$571
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(10)	28	(23)	(60)	46	57	(14)
Net derivative gains (losses)	15	(427)	(122)	(39)	(3,769)	142	(3,808)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	95	96	96	95	98	189	193
Net investment income	(46)	(50)	(54)	(56)	(47)	(114)	(103)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(150)	149	(284)	(16)	(165)	(263)	(181)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	75	(92)	(16)	(27)	891	32	864
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	7	103	142	36	1,031	(15)	1,067
Income (loss) from continuing operations, net of income tax	398	147	126	293	(1,704)	890	(1,411)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	398	147	126	293	(1,704)	890	(1,411)
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	398	147	126	293	(1,704)	890	(1,411)
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$398	$147	$126	$293	$(1,704)	$890	$(1,411)

Total Operating Premiums, Fees and Other Revenues	$1,203	$1,221	$1,227	$1,095	$1,055	$2,409	$2,150

AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	$87,073	$87,302	$87,721	$88,162	$88,511
Premiums and deposits (2), (3)	1,983	1,959	2,064	2,010	2,037
Surrenders and withdrawals	(758)	(756)	(720)	(752)	(709)
Benefit payments	(764)	(800)	(744)	(877)	(782)

Net Flows	461	403	600	381	546
Net transfers from (to) separate account	19	26	20	25	38
Interest	852	858	867	834	884
Policy charges	(489)	(494)	(501)	(502)	(508)
Other	(614)	(374)	(545)	(389)	1,131

Balance, end of period	$87,302	$87,721	$88,162	$88,511	$90,602

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	$47,780	$47,460	$50,137	$49,527	$50,901
Premiums and deposits (2), (3)	909	1,123	1,177	1,320	1,129
Surrenders and withdrawals	(851)	(766)	(1,199)	(1,046)	(680)
Benefit payments	(425)	(448)	(424)	(432)	(423)

Net Flows	(367)	(91)	(446)	(158)	26
Net transfers from (to) separate account	51	224	(57)	131	96
Interest	391	386	387	364	369
Policy charges	(14)	(12)	(11)	(13)	(12)
Other	(381)	2,170	(483)	1,050	4,857

Balance, end of period	$47,460	$50,137	$49,527	$50,901	$56,237

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	$10,354	$10,258	$9,434	$9,718	$9,580
Premiums and deposits (3)	160	153	152	153	155
Surrenders and withdrawals	(112)	(108)	(95)	(99)	(111)
Benefit payments	(17)	(45)	(12)	(14)	(21)

Net Flows	31	-	45	40	23
Investment performance	27	(668)	393	(19)	219
Net transfers from (to) general account	(19)	(26)	(20)	(25)	(38)
Policy charges	(132)	(130)	(132)	(132)	(131)
Other	(3)	-	(2)	(2)	-

Balance, end of period	$10,258	$9,434	$9,718	$9,580	$9,653

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	$163,288	$159,999	$147,986	$150,064	$148,896
Premiums and deposits (3)	1,626	1,503	1,542	1,307	921
Surrenders and withdrawals	(2,934)	(2,617)	(2,523)	(2,188)	(2,449)
Benefit payments	(335)	(341)	(299)	(327)	(337)

Net Flows	(1,643)	(1,455)	(1,280)	(1,208)	(1,865)
Investment performance	(663)	(9,408)	4,185	986	3,293
Net transfers from (to) general account	(51)	(224)	57	(131)	(96)
Policy charges	(933)	(927)	(885)	(815)	(888)
Other	1	1	1	-	1

Balance, end of period	$159,999	$147,986	$150,064	$148,896	$149,341

(1)          All of the retail property & casualty activity is reflected within the “Other” category.

(2)          Includes premiums and deposits directed to the general account investment option of variable products.

(3)          Includes company-sponsored internal exchanges.

AMERICAS RETAIL OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Direct and allocated expenses	$465	$462	$509	$436	$413
Pension and post-retirement benefit costs	50	49	50	51	52
Premium taxes, other taxes, and licenses & fees	54	47	47	51	49
Total fixed operating expenses	$569	$558	$606	$538	$514
Commissions and other variable expenses	651	639	656	611	610
Total other operating expenses	$1,220	$1,197	$1,262	$1,149	$1,124

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Life Sales
Term life	$24	$24	$24	$21	$19
Whole life	38	39	39	34	37
Variable life	7	6	7	5	5
Universal life	14	14	15	15	15
Total life sales	$83	$83	$85	$75	$76

Annuity Sales
Fixed and indexed annuity sales	$511	$667	$730	$721	$737
Variable annuity sales	1,865	1,769	1,810	1,601	1,138
Total annuity sales	$2,376	$2,436	$2,540	$2,322	$1,875

Annuity Separate Accounts and General Accounts
Separate Accounts
Total variable annuity separate accounts	$1,570	$1,427	$1,467	$1,243	$863
General Accounts
Fixed and indexed annuity	511	667	730	721	737
Variable annuity	295	342	343	358	275
Total general accounts	806	1,009	1,073	1,079	1,012
Total annuity premiums and deposits	$2,376	$2,436	$2,540	$2,322	$1,875

AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE (1)

	For the Three Months Ended
Unaudited	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Investment income yield excluding variable investment income	6.29%	6.13%	6.11%	5.73%	5.81%
Variable investment income yield	0.39%	0.18%	(0.29)%	(0.05)%	0.37%
Total investment income yield	6.68%	6.31%	5.82%	5.68%	6.18%
Average crediting rate	4.53%	4.52%	4.63%	4.50%	4.47%
Annualized general account spread	2.15%	1.79%	1.19%	1.18%	1.71%

Annualized general account spread excluding variable investment income yield	1.76%	1.61%	1.48%	1.23%	1.34%

ANNUITIES (2)
	For the Three Months Ended
Unaudited	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Investment income yield excluding variable investment income	5.48%	5.38%	5.46%	5.23%	5.14%
Variable investment income yield	0.37%	0.19%	0.07%	0.15%	0.20%
Total investment income yield	5.85%	5.57%	5.53%	5.38%	5.34%
Average crediting rate	3.51%	3.41%	3.45%	3.24%	3.23%
Annualized general account spread	2.34%	2.16%	2.08%	2.14%	2.11%

Annualized general account spread excluding variable investment income yield	1.97%	1.97%	2.01%	1.99%	1.91%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Life (3)
Operating premiums, fees and other revenues	$1,386	$1,396	$1,504	$1,376	$1,381
Interest adjusted benefit ratio (4)	53.0%	57.4%	54.9%	54.8%	78.0%

Lapse Ratio (5)
Traditional life	5.6%	5.4%	5.3%	5.1%	5.1%
Variable & universal life	3.6%	3.6%	3.7%	3.8%	3.8%
Fixed annuity	9.9%	9.8%	8.5%	9.3%	8.9%
Variable annuity	7.0%	7.0%	6.8%	6.6%	6.4%

Retail Property & Casualty
Operating premiums, fees and other revenues	$448	$448	$445	$439	$436
Combined ratio including catastrophes	100.1%	90.9%	96.1%	100.4%	108.9%
Combined ratio excluding catastrophes	80.2%	84.0%	89.4%	86.3%	86.9%

(1)          Represents the general account spread for variable & universal life, a component of Life & Other.

(2)          Represents the general account spread for deferred and payout annuities.

(3)          Represents traditional life and variable & universal life, components of Life & Other.

(4)          For the three months ended June 30, 2016, this ratio included notable items related to actuarial assumption review and other insurance adjustments. Excluding these items, the ratio would have been 56.7%.

(5)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016

Operating revenues
Premiums	$4,104	$4,092	$4,045	$4,294	$4,276	$8,221	$8,570
Universal life and investment-type product policy fees	183	188	181	185	197	371	382
Net investment income	481	485	454	447	458	959	905
Other revenues	114	113	111	131	117	227	248
Total operating revenues	4,882	4,878	4,791	5,057	5,048	9,778	10,105

Operating expenses
Policyholder benefits and claims and policyholder dividends	3,805	3,805	3,725	4,034	3,990	7,640	8,024
Interest credited to policyholder account balances	38	39	37	37	37	75	74
Capitalization of DAC	(36)	(41)	(38)	(36)	(39)	(72)	(75)
Amortization of DAC and VOBA	39	40	44	40	39	80	79
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	1	-	1
Other operating expenses	681	666	692	712	685	1,345	1,397
Total operating expenses	4,527	4,509	4,460	4,787	4,713	9,068	9,500
Operating earnings before provision for income tax	355	369	331	270	335	710	605
Provision for income tax expense (benefit)	124	131	117	96	114	251	210
Operating earnings	231	238	214	174	221	459	395
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$231	$238	$214	$174	$221	$459	$395

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$231	$238	$214	$174	$221	$459	$395
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	8	11	(55)	(39)	11	11	(28)
Net derivative gains (losses)	(264)	259	(23)	291	314	(59)	605
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(41)	(42)	(46)	(45)	(44)	(83)	(89)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	104	(80)	43	(72)	(94)	46	(166)
Income (loss) from continuing operations, net of income tax	38	386	133	309	408	374	717
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	38	386	133	309	408	374	717
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	38	386	133	309	408	374	717
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$38	$386	$133	$309	$408	$374	$717

Total Operating Premiums, Fees and Other Revenues	$4,401	$4,393	$4,337	$4,610	$4,590	$8,819	$9,200

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	$27,293	$27,348	$27,541	$27,707	$27,956
Premiums and deposits	4,572	4,510	4,423	4,696	4,676
Surrenders and withdrawals	(689)	(673)	(607)	(583)	(603)
Benefit payments	(3,450)	(3,393)	(3,324)	(3,595)	(3,548)

Net Flows	433	444	492	518	525
Net transfers from (to) separate account	-	-	-	-	-
Interest	229	233	238	234	235
Policy charges	(140)	(138)	(141)	(144)	(146)
Other	(467)	(346)	(423)	(359)	(388)

Balance, end of period	$27,348	$27,541	$27,707	$27,956	$28,182

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	$677	$674	$614	$638	$625
Premiums and deposits	54	55	55	55	55
Surrenders and withdrawals	(11)	(16)	(12)	(14)	(12)
Benefit payments	(1)	(1)	(1)	(1)	(1)

Net Flows	42	38	42	40	42
Investment performance	4	(48)	31	(4)	12
Net transfers from (to) general account	-	-	-	-	-
Policy charges	(46)	(47)	(47)	(47)	(48)
Other	(3)	(3)	(2)	(2)	(3)

Balance, end of period	$674	$614	$638	$625	$628
(1) All of the group property & casualty activity is reflected within the “Other” category.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Direct and allocated expenses	$391	$383	$410	$400	$382
Pension and post-retirement benefit costs	20	20	21	22	22
Premium taxes, other taxes, and licenses & fees	88	81	81	89	85
Total fixed operating expenses	$499	$484	$512	$511	$489
Commissions and other variable expenses	182	182	180	201	196
Total other operating expenses	$681	$666	$692	$712	$685

SPREAD (1)
	For the Three Months Ended
Unaudited	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Investment income yield excluding variable investment income	5.57%	5.47%	5.43%	5.41%	5.48%
Variable investment income yield	0.35%	0.52%	0.08%	0.19%	0.16%
Total investment income yield	5.92%	5.99%	5.51%	5.60%	5.64%
Average crediting rate	3.36%	3.35%	3.38%	3.39%	3.37%
Annualized general account spread	2.56%	2.64%	2.13%	2.21%	2.27%

Annualized general account spread excluding variable investment income yield	2.21%	2.12%	2.05%	2.02%	2.11%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Group Life (2)
Operating premiums, fees and other revenues	$1,531	$1,521	$1,515	$1,590	$1,572
Mortality ratio	86.1%	86.1%	86.8%	85.9%	85.7%

Group Non-Medical Health (3)
Operating premiums, fees and other revenues	$1,656	$1,662	$1,678	$1,776	$1,773
Interest adjusted loss ratio (4)	80.5%	80.7%	77.7%	83.2%	80.7%

Group Property & Casualty (5)
Operating premiums, fees and other revenues	$390	$398	$403	$413	$409
Combined ratio including catastrophes	96.0%	97.7%	99.8%	102.9%	103.1%
Combined ratio excluding catastrophes	85.5%	92.7%	96.4%	93.0%	92.5%

(1)          Excludes group property & casualty.

(2)          Excludes certain experience-rated contracts and includes accidental death and dismemberment.

(3)          Includes dental, disability, LTC, critical illness, vision and other health.

(4)          Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The products within Group Non-Medical Health with interest credited on future policyholder benefits are LTC and disability.

(5)          Excludes the portion of group property & casualty reported in the Latin America segment.

AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016

Operating revenues
Premiums	$319	$1,555	$727	$358	$517	$737	$875
Universal life and investment-type product policy fees	59	55	91	80	61	113	141
Net investment income	1,526	1,391	1,363	1,342	1,421	2,956	2,763
Other revenues	77	70	68	70	72	148	142
Total operating revenues	1,981	3,071	2,249	1,850	2,071	3,954	3,921

Operating expenses
Policyholder benefits and claims and policyholder dividends	933	2,154	1,369	962	1,181	1,924	2,143
Interest credited to policyholder account balances	294	295	302	310	313	587	623
Capitalization of DAC	(4)	(1)	(8)	-	(1)	(10)	(1)
Amortization of DAC and VOBA	6	6	4	5	4	11	9
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	1	-	2	2	2	4
Other operating expenses	130	113	145	120	109	254	229
Total operating expenses	1,360	2,568	1,812	1,399	1,608	2,768	3,007
Operating earnings before provision for income tax	621	503	437	451	463	1,186	914
Provision for income tax expense (benefit)	215	177	151	156	161	411	317
Operating earnings	406	326	286	295	302	775	597
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$406	$326	$286	$295	$302	$775	$597

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$406	$326	$286	$295	$302	$775	$597
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(31)	139	2	(93)	67	174	(26)
Net derivative gains (losses)	(134)	127	(56)	85	181	(54)	266
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(24)	(25)	(29)	(46)	(47)	(51)	(93)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	39	(11)	3	(28)	(26)	29	(54)
Interest credited to policyholder account balances	(2)	(1)	(2)	(1)	-	(4)	(1)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	53	(79)	28	29	(61)	(33)	(32)
Income (loss) from continuing operations, net of income tax	307	476	232	241	416	836	657
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	307	476	232	241	416	836	657
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	307	476	232	241	416	836	657
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$307	$476	$232	$241	$416	$836	$657

Total Operating Premiums, Fees and Other Revenues	$455	$1,680	$886	$508	$650	$998	$1,158

AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	$116,067	$112,858	$110,904	$112,048	$112,918
Premiums and deposits	16,963	21,217	18,960	13,927	16,273
Surrenders and withdrawals	(18,124)	(21,937)	(17,483)	(14,781)	(16,542)
Benefit payments	(951)	(972)	(939)	(971)	(947)

Net Flows	(2,112)	(1,692)	538	(1,825)	(1,216)
Net transfers from (to) separate account	(11)	(25)	(4)	(9)	(16)
Interest	951	955	967	966	961
Policy charges	(34)	(32)	(9)	(31)	(33)
Other	(2,003)	(1,160)	(348)	1,769	1,278

Balance, end of period	$112,858	$110,904	$112,048	$112,918	$113,892

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	$86,091	$85,253	$82,608	$82,157	$85,268
Premiums and deposits	1,074	1,239	2,588	1,997	1,512
Surrenders and withdrawals	(1,496)	(1,458)	(1,390)	(1,269)	(1,075)
Benefit payments	(20)	(13)	(28)	(21)	(23)

Net Flows	(442)	(232)	1,170	707	414
Investment performance	(1,036)	(67)	133	2,008	1,772
Net transfers from (to) general account	11	25	4	9	16
Policy charges	(86)	(83)	(106)	(103)	(93)
Other	715	(2,288)	(1,652)	490	1,277

Balance, end of period	$85,253	$82,608	$82,157	$85,268	$88,654

AMERICAS CORPORATE BENEFIT FUNDING OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Direct and allocated expenses	$78	$69	$72	$74	$64
Pension and post-retirement benefit costs	7	7	7	6	6
Premium taxes, other taxes, and licenses & fees	6	2	23	4	1
Total fixed operating expenses	$91	$78	$102	$84	$71
Commissions and other variable expenses	39	35	43	36	38
Total other operating expenses	$130	$113	$145	$120	$109

SPREAD
	For the Three Months Ended
Unaudited	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Investment income yield excluding variable investment income	4.81%	4.50%	4.53%	4.58%	4.68%
Variable investment income yield	0.50%	0.32%	0.20%	0.08%	0.23%
Total investment income yield	5.31%	4.82%	4.73%	4.66%	4.91%
Average crediting rate	3.27%	3.33%	3.35%	3.40%	3.41%
Annualized general account spread	2.04%	1.49%	1.38%	1.26%	1.50%

Annualized general account spread excluding variable investment income yield	1.54%	1.17%	1.18%	1.18%	1.27%

AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016

Operating revenues
Premiums	$783	$668	$741	$691	$716	$1,482	$1,407
Universal life and investment-type product policy fees	301	261	260	268	269	595	537
Net investment income	283	279	267	257	247	501	504
Other revenues	7	11	14	7	9	17	16
Total operating revenues	1,374	1,219	1,282	1,223	1,241	2,595	2,464

Operating expenses
Policyholder benefits and claims and policyholder dividends	744	630	670	617	645	1,325	1,262
Interest credited to policyholder account balances	89	88	86	80	84	175	164
Capitalization of DAC	(100)	(105)	(110)	(97)	(96)	(211)	(193)
Amortization of DAC and VOBA	86	57	82	73	75	164	148
Amortization of negative VOBA	(1)	-	-	-	-	(1)	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	419	410	412	371	373	844	744
Total operating expenses	1,237	1,080	1,140	1,044	1,081	2,296	2,125
Operating earnings before provision for income tax	137	139	142	179	160	299	339
Provision for income tax expense (benefit)	21	(37)	(8)	42	32	52	74
Operating earnings	116	176	150	137	128	247	265
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$116	$176	$150	$137	$128	$247	$265

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$116	$176	$150	$137	$128	$247	$265
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	-	9	75	(22)	18	(2)	(4)
Net derivative gains (losses)	(15)	(108)	9	84	(26)	(36)	58
Premiums	(1)	(1)	(1)	-	-	(1)	-
Universal life and investment-type product policy fees	1	2	2	-	-	3	-
Net investment income	4	(12)	4	16	4	16	20
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(15)	(23)	(10)	(43)	(43)	(9)	(86)
Interest credited to policyholder account balances	(16)	(1)	(19)	(25)	(19)	(34)	(44)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	3	3	3	2	2	6	4
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	9	33	(109)	(21)	15	14	(6)
Income (loss) from continuing operations, net of income tax	86	78	104	128	79	204	207
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	86	78	104	128	79	204	207
Less: Net income (loss) attributable to noncontrolling interests	3	4	1	1	2	6	3
Net income (loss) attributable to MetLife, Inc.	83	74	103	127	77	198	204
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$83	$74	$103	$127	$77	$198	$204

Total Operating Premiums, Fees and Other Revenues	$1,091	$940	$1,015	$966	$994	$2,094	$1,960

AMERICAS LATIN AMERICA OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Direct and allocated expenses	$165	$148	$168	$142	$139
Pension and post-retirement benefit costs	-	1	1	1	1
Premium taxes, other taxes, and licenses & fees	20	19	19	18	20
Total fixed operating expenses	$185	$168	$188	$161	$160
Commissions and other variable expenses	234	242	224	210	213
Total other operating expenses	$419	$410	$412	$371	$373
Total other operating expenses, net of capitalization of DAC	$319	$305	$302	$274	$277
Total other operating expenses on a constant currency basis	$366	$383	$395	$379	$373
Total other operating expenses, net of capitalization of DAC, on a constant currency basis	$278	$283	$289	$280	$277

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Mexico	$95	$114	$126	$105	$180
Chile	62	57	61	61	64
All other	96	84	84	94	82
Total sales	$253	$255	$271	$260	$326

OTHER STATISTICAL INFORMATION

LATIN AMERICA
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Operating premiums, fees and other revenues	$1,091	$940	$1,015	$966	$994
Operating earnings available to common shareholders	$116	$176	$150	$137	$128
Net income (loss) available to MetLife, Inc.’s common shareholders	$83	$74	$103	$127	$77

Operating premiums, fees and other revenues on a constant currency basis	$955	$882	$982	$984	$994
Operating earnings available to common shareholders on a constant currency basis	$94	$166	$136	$138	$128

LATIN AMERICA EXCLUDING U.S. DIRECT BUSINESS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Operating premiums, fees and other revenues	$1,014	$857	$931	$876	$908
Total other operating expenses	$364	$348	$359	$310	$323
Total other operating expenses, net of capitalization of DAC	$281	$267	$264	$237	$243
Operating earnings available to common shareholders	$136	$183	$157	$151	$137
Net income (loss) available to MetLife, Inc.’s common shareholders	$103	$80	$111	$141	$85

Operating premiums, fees and other revenues on a constant currency basis	$878	$799	$898	$894	$908
Total other operating expenses on a constant currency basis	$311	$321	$342	$318	$323
Total other operating expenses, net of capitalization of DAC, on a constant currency basis	$240	$245	$251	$243	$243
Operating earnings available to common shareholders on a constant currency basis	$114	$173	$143	$152	$137
Total sales on a constant currency basis	$206	$226	$248	$228	$303

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016

Operating revenues
Premiums	$1,809	$1,736	$1,640	$1,658	$1,681	$3,561	$3,339
Universal life and investment-type product policy fees	400	382	363	350	370	797	720
Net investment income	679	670	642	618	678	1,363	1,296
Other revenues	28	26	23	17	16	56	33
Total operating revenues	2,916	2,814	2,668	2,643	2,745	5,777	5,388

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,375	1,331	1,229	1,236	1,324	2,715	2,560
Interest credited to policyholder account balances	328	327	317	319	324	665	643
Capitalization of DAC	(398)	(435)	(452)	(385)	(426)	(833)	(811)
Amortization of DAC and VOBA	336	309	285	286	304	662	590
Amortization of negative VOBA	(78)	(77)	(68)	(64)	(57)	(164)	(121)
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	869	896	942	851	877	1,773	1,728
Total operating expenses	2,432	2,351	2,253	2,243	2,346	4,818	4,589
Operating earnings before provision for income tax	484	463	415	400	399	959	799
Provision for income tax expense (benefit)	59	125	125	95	140	207	235
Operating earnings	425	338	290	305	259	752	564
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$425	$338	$290	$305	$259	$752	$564

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$425	$338	$290	$305	$259	$752	$564
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	57	325	51	223	140	125	363
Net derivative gains (losses)	9	107	(67)	411	606	27	1,017
Premiums	-	-	-	426	-	-	426
Universal life and investment-type product policy fees	4	2	-	92	7	10	99
Net investment income	173	(194)	76	(39)	(134)	302	(173)
Other revenues	(9)	(11)	(9)	-	3	(17)	3
Policyholder benefits and claims and policyholder dividends	(44)	(10)	(9)	(322)	(7)	(93)	(329)
Interest credited to policyholder account balances	(175)	187	(78)	78	114	(306)	192
Capitalization of DAC	-	-	-	105	-	-	105
Amortization of DAC and VOBA	5	(2)	-	(112)	(12)	(7)	(124)
Amortization of negative VOBA	9	8	8	32	6	19	38
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	(1)	5	(193)	(7)	-	(200)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	111	(94)	(28)	(143)	(204)	101	(347)
Income (loss) from continuing operations, net of income tax	565	655	239	863	771	913	1,634
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	565	655	239	863	771	913	1,634
Less: Net income (loss) attributable to noncontrolling interests	1	(3)	6	-	1	1	1
Net income (loss) attributable to MetLife, Inc.	564	658	233	863	770	912	1,633
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$564	$658	$233	$863	$770	$912	$1,633

Total Operating Premiums, Fees and Other Revenues	$2,237	$2,144	$2,026	$2,025	$2,067	$4,414	$4,092

ASIA OPERATING PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Total operating premiums, fees and other revenues	$2,237	$2,144	$2,026	$2,025	$2,067

Total operating premiums, fees and other revenues on a constant currency basis	$2,381	$2,351	$2,192	$2,125	$2,067
Less: India operating premiums, fees and other revenues on a constant currency basis (1)	56	75	75	-	-
Total operating premiums, fees and other revenues excluding India on a constant currency basis	2,325	2,276	2,117	2,125	2,067
Add: Operating joint ventures premiums, fees and other revenues on a constant currency basis (2), (3)	139	141	157	164	156
Total operating premiums, fees and other revenues including operating joint ventures on a constant currency basis	$2,464	$2,417	$2,274	$2,289	$2,223

OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Direct and allocated expenses	$320	$314	$339	$305	$309
Pension and post-retirement benefit costs	17	17	18	18	19
Premium taxes, other taxes, and licenses & fees	37	55	34	35	39
Total fixed operating expenses	$374	$386	$391	$358	$367
Commissions and other variable expenses	495	510	551	493	510
Total other operating expenses	$869	$896	$942	$851	$877
Total other operating expenses, net of capitalization of DAC	$471	$461	$490	$466	$451

Total other operating expenses on a constant currency basis	$921	$985	$1,007	$890	$877
Less: India other operating expenses on a constant currency basis (1)	32	31	40	-	-
Total other operating expenses excluding India on a constant currency basis	889	954	967	890	877
Add: Operating joint ventures other operating expenses on a constant currency basis (2), (3)	59	57	67	60	65
Total other operating expenses including operating joint ventures on a constant currency basis	$948	$1,011	$1,034	$950	$942
Total other operating expenses including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$510	$522	$536	$517	$491

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Japan:
Life	$221	$204	$197	$179	$180
Accident & Health	131	116	107	87	90
Annuities	69	92	93	109	98
Other	7	5	5	3	4
Total Japan	428	417	402	378	372
Other Asia	183	223	231	175	218
Total sales	$611	$640	$633	$553	$590

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Operating earnings available to common shareholders	$425	$338	$290	$305	$259
Operating earnings available to common shareholders on a constant currency basis	$437	$355	$305	$314	$259
Net income (loss) available to MetLife, Inc.’s common shareholders	$564	$658	$233	$863	$770

(1)         Effective January 1, 2016, we no longer consolidate the results from our operating joint venture in India and, therefore, we do not report India’s results on the operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses lines on the statement of operating earnings available to common shareholders. The removal of India’s results from prior years’ operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses provides comparability between periods.

(2)         Operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses are reported as part of net investment income on the statement of operating earnings available to common shareholders for operating joint ventures.

(3)         Includes MetLife, Inc.’s percentage interest in operating joint ventures as follows: (i) India, 26%; (ii) Vietnam, 60%; (iii) China, 50%; and (iv) Malaysia, 50%.

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016

Operating revenues
Premiums	$525	$501	$502	$500	$519	$1,033	$1,019
Universal life and investment-type product policy fees	114	106	102	95	95	216	190
Net investment income	84	82	77	80	83	167	163
Other revenues	19	11	21	20	19	29	39
Total operating revenues	742	700	702	695	716	1,445	1,411

Operating expenses
Policyholder benefits and claims and policyholder dividends	265	233	251	261	283	504	544
Interest credited to policyholder account balances	34	27	29	29	30	64	59
Capitalization of DAC	(132)	(107)	(100)	(101)	(106)	(265)	(207)
Amortization of DAC and VOBA	133	127	109	102	103	261	205
Amortization of negative VOBA	(4)	(5)	(3)	(3)	(4)	(8)	(7)
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	389	352	366	333	336	751	669
Total operating expenses	685	627	652	621	642	1,307	1,263
Operating earnings before provision for income tax	57	73	50	74	74	138	148
Provision for income tax expense (benefit)	7	7	(4)	11	10	18	21
Operating earnings	50	66	54	63	64	120	127
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$50	$66	$54	$63	$64	$120	$127

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$50	$66	$54	$63	$64	$120	$127
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	5	14	5	8	16	8	24
Net derivative gains (losses)	13	7	19	(1)	3	14	2
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	(2)	(1)	6	7	(2)	13
Net investment income	(249)	(513)	252	82	300	282	382
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	9	28	-	37
Interest credited to policyholder account balances	237	499	(241)	(77)	(281)	(276)	(358)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	2	1	-	(1)	2	(1)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	(1)	(2)	(5)	1	(7)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	7	12	(15)	(14)	(35)	(19)	(49)
Income (loss) from continuing operations, net of income tax	63	85	73	74	96	130	170
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	63	85	73	74	96	130	170
Less: Net income (loss) attributable to noncontrolling interests	(1)	3	-	1	1	1	2
Net income (loss) attributable to MetLife, Inc.	64	82	73	73	95	129	168
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$64	$82	$73	$73	$95	$129	$168

Total Operating Premiums, Fees and Other Revenues	$658	$618	$625	$615	$633	$1,278	$1,248

EMEA OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Direct and allocated expenses	$178	$190	$192	$157	$149
Pension and post-retirement benefit costs	1	2	1	1	1
Premium taxes, other taxes, and licenses & fees	2	4	-	5	4
Total fixed operating expenses	$181	$196	$193	$163	$154
Commissions and other variable expenses	208	156	173	170	182
Total other operating expenses	$389	$352	$366	$333	$336
Total other operating expenses, net of capitalization of DAC	$257	$245	$266	$232	$230
Total other operating expenses on a constant currency basis	$381	$349	$366	$337	$336
Total other operating expenses, net of capitalization of DAC, on a constant currency basis	$252	$243	$261	$234	$230

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Operating premiums, fees and other revenues	$658	$618	$625	$615	$633
Operating earnings available to common shareholders	$50	$66	$54	$63	$64
Net income (loss) available to MetLife, Inc.’s common shareholders	$64	$82	$73	$73	$95

Operating premiums, fees and other revenues on a constant currency basis	$640	$609	$626	$623	$633
Operating earnings available to common shareholders on a constant currency basis	$47	$61	$58	$64	$64
Total sales on a constant currency basis	$246	$221	$231	$269	$270

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016

Operating revenues
Premiums	$26	$18	$25	$26	$13	$36	$39
Universal life and investment-type product policy fees	26	26	24	24	25	49	49
Net investment income	129	12	69	82	44	238	126
Other revenues	19	23	24	27	27	39	54
Total operating revenues	200	79	142	159	109	362	268

Operating expenses
Policyholder benefits and claims and policyholder dividends	8	20	25	25	25	20	50
Interest credited to policyholder account balances	8	5	4	4	1	14	5
Capitalization of DAC	-	-	(1)	(2)	(2)	-	(4)
Amortization of DAC and VOBA	1	-	(1)	2	3	1	5
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	306	294	301	308	299	603	607
Other operating expenses (1)	174	492	179	174	155	319	329
Total operating expenses	497	811	507	511	481	957	992
Operating earnings before provision for income tax	(297)	(732)	(365)	(352)	(372)	(595)	(724)
Provision for income tax expense (benefit) (1)	(175)	224	(214)	(181)	(184)	(363)	(365)
Operating earnings	(122)	(956)	(151)	(171)	(188)	(232)	(359)
Preferred stock dividends	31	6	49	6	46	61	52
Operating earnings available to common shareholders	$(153)	$(962)	$(200)	$(177)	$(234)	$(293)	$(411)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$(122)	$(956)	$(151)	$(171)	$(188)	$(232)	$(359)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(181)	(186)	96	55	(70)	(240)	(15)
Net derivative gains (losses)	(426)	375	(143)	476	466	(201)	942
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	4	4	(2)	(6)	19	8	13
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(1)	(8)	2	-	(3)	(2)	(3)
Other operating expenses	(7)	(21)	4	(62)	(132)	(16)	(194)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	206	(52)	8	(132)	(106)	145	(238)
Income (loss) from continuing operations, net of income tax	(527)	(844)	(186)	160	(14)	(538)	146
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(527)	(844)	(186)	160	(14)	(538)	146
Less: Net income (loss) attributable to noncontrolling interests	1	(9)	1	-	-	1	-
Net income (loss) attributable to MetLife, Inc.	(528)	(835)	(187)	160	(14)	(539)	146
Less: Preferred stock dividends	31	6	49	6	46	61	52
Preferred stock repurchase premium	42	-	-	-	-	42	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(601)	$(841)	$(236)	$154	$(60)	$(642)	$94

Total Operating Premiums, Fees and Other Revenues	$71	$67	$73	$77	$65	$124	$142

(1)         The three months ended September 30, 2015 includes a non-cash charge of $792 million, net of tax, related to an uncertain tax position comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million charge, $235 million net of tax, included in other operating expenses. See notable items on pages A-2 and A-3.

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016

Other business activities	$12	$5	$10	$8	$5	$24	$13
Other net investment income	83	16	45	53	28	154	81
Interest expense on debt	(199)	(191)	(196)	(200)	(196)	(392)	(396)
Preferred stock dividends	(31)	(6)	(49)	(6)	(46)	(61)	(52)
Acquisition costs	-	-	-	-	-	-	-
Corporate initiatives and projects	(58)	(45)	(52)	(28)	(36)	(97)	(64)
Incremental tax benefit (expense)	71	(480)	86	58	54	155	112
Other	(31)	(261)	(44)	(62)	(43)	(76)	(105)
Operating earnings available to common shareholders	$(153)	$(962)	$(200)	$(177)	$(234)	$(293)	$(411)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Fixed Maturity Securities
Yield (1)	4.79%	4.55%	4.55%	4.43%	4.40%
Investment income (2), (3), (4)	$3,665	$3,467	$3,500	$3,628	$3,539
Investment gains (losses) (3)	115	88	(222)	20	151
Ending carrying value (2), (3)	352,610	352,856	352,433	373,082	388,156
Mortgage Loans
Yield (1)	5.10%	4.95%	5.03%	4.68%	4.94%
Investment income (3), (4)	801	785	819	807	851
Investment gains (losses) (3)	(9)	(26)	(27)	(64)	(98)
Ending carrying value (3)	63,744	63,349	66,930	68,482	69,240
Real Estate and Real Estate Joint Ventures
Yield (1)	7.40%	3.99%	5.11%	3.39%	2.84%
Investment income (3)	189	101	117	76	63
Investment gains (losses) (3)	(33)	263	274	2	45
Ending carrying value	10,207	9,923	8,433	8,733	9,063
Policy Loans
Yield (1)	5.22%	5.09%	5.37%	5.19%	5.24%
Investment income	151	147	153	149	147
Ending carrying value	11,575	11,549	11,258	11,257	11,240
Equity Securities
Yield (1)	4.58%	4.66%	5.62%	5.02%	4.55%
Investment income	35	36	42	37	33
Investment gains (losses)	8	7	(2)	(45)	(3)
Ending carrying value	3,677	3,399	3,321	3,374	3,333
Other Limited Partnership Interests
Yield (1)	12.38%	10.82%	(0.65)%	2.71%	6.86%
Investment income	250	216	(12)	46	120
Investment gains (losses)	(9)	(59)	(15)	(27)	(14)
Ending carrying value	8,099	7,901	7,096	7,022	6,982
Cash and Short-term Investments
Yield (1)	1.05%	0.74%	1.40%	0.99%	1.23%
Investment income	33	23	40	25	31
Investment gains (losses)	(12)	-	3	(7)	6
Ending carrying value	22,668	25,173	22,051	24,910	26,905
Other Invested Assets (1)
Investment income	223	225	278	271	247
Investment gains (losses) (3)	(19)	15	(21)	(6)	(63)
Ending carrying value	20,409	23,356	22,524	27,095	31,834
Total Investments
Investment income yield (1)	5.08%	4.76%	4.68%	4.55%	4.61%
Investment fees and expenses yield	(0.15)%	(0.14)%	(0.16)%	(0.16)%	(0.14)%
Net Investment Income Yield (1), (3)	4.93%	4.62%	4.52%	4.39%	4.47%
Investment income	$5,347	$5,000	$4,937	$5,039	$5,031
Investment fees and expenses	(162)	(151)	(164)	(167)	(150)
Net investment income including Divested businesses and Lag elimination	5,185	4,849	4,773	4,872	4,881
Less: Net investment income from Divested businesses and Lag elimination	-	-	-	166	-
Net Investment Income (3)	$5,185	$4,849	$4,773	$4,706	$4,881
Ending Carrying Value (3)	$492,989	$497,506	$494,046	$523,955	$546,753
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$41	$288	$(10)	$(127)	$24
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	-	-	-	(3)	-
Investment Portfolio Gains (Losses) (3)	$41	$288	$(10)	$(124)	$24
Gross investment gains	$419	$708	$611	$481	$404
Gross investment losses	(261)	(366)	(491)	(383)	(158)
Writedowns	(117)	(54)	(130)	(222)	(222)
Investment Portfolio Gains (Losses) (3)	41	288	(10)	(124)	24
Investment portfolio gains (losses) income tax (expense) benefit	103	(53)	(114)	111	(12)
Investment Portfolio Gains (Losses), Net of Income Tax	$144	$235	$(124)	$(13)	$12

Derivative Gains (Losses) including Divested businesses and Lag elimination	$(1,103)	$279	$(569)	$1,109	$(2,284)
Less: Derivative gains (losses) from Divested businesses and Lag elimination	-	-	-	149	-
Derivative gains (losses) (3)	(1,103)	279	(569)	960	(2,284)
Derivative gains (losses) income tax (expense) benefit	382	(110)	194	(326)	830
Derivative Gains (Losses), Net of Income Tax	$(721)	$169	$(375)	$634	$(1,454)

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page A-10 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $1,257 million, $1,278 million, $1,031 million, $1,101 million and $648 million in ending carrying value, and $2 million, ($35) million, $17 million, $6 million and $10 million of investment income related to fair value option and trading securities at or for the three months ended June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,189 million, $14,069 million, $13,981 million, $13,882 million and $13,657 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $14 million, $14 million, $12 million, $10 million and $9 million and mortgage loans of $266 million, $204 million, $172 million, $169 million and $159 million and cash and short-term investments of $0, $0, $0, $1 million and $0; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Investment portfolio gains (losses) including Divested businesses and Lag elimination - in above yield table	$41	$288	$(10)	$(127)	$24
Operating joint venture adjustments	4	3	(2)	(5)	-
Net investment gains (losses) related to CSEs	2	(3)	-	2	(1)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(180)	94	74	145	243
Net investment gains (losses) - GAAP basis	$(133)	$382	$62	$15	$266

	For the Three Months Ended
	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Derivative gains (losses) including Divested businesses and Lag elimination - in above yield table	$(1,103)	$279	$(569)	$1,109	$(2,284)
Investment hedge adjustments	180	194	202	221	188
Settlement of foreign currency earnings hedges	9	11	9	4	(3)
PAB hedge adjustments	2	1	2	1	-
Net derivative gains (losses) - GAAP basis	$(912)	$485	$(356)	$1,335	$(2,099)
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Fixed Maturity Securities
Yield (1)	4.72%	4.66%	4.63%	4.43%	4.41%
Investment income (2), (3), (4)	$7,234	$10,701	$14,201	$3,628	$7,167
Investment gains (losses) (3)	248	336	114	20	171
Ending carrying value (2), (3)	352,610	352,856	352,433	373,082	388,156
Mortgage Loans
Yield (1)	4.95%	4.95%	4.97%	4.68%	4.81%
Investment income (3), (4)	1,531	2,316	3,135	807	1,658
Investment gains (losses) (3)	(52)	(78)	(105)	(64)	(162)
Ending carrying value (3)	63,744	63,349	66,930	68,482	69,240
Real Estate and Real Estate Joint Ventures
Yield (1)	5.23%	4.83%	4.89%	3.39%	3.11%
Investment income (3)	270	371	488	76	139
Investment gains (losses) (3)	(6)	257	531	2	47
Ending carrying value	10,207	9,923	8,433	8,733	9,063
Policy Loans
Yield (1)	5.23%	5.18%	5.23%	5.19%	5.21%
Investment income	303	450	603	149	296
Ending carrying value	11,575	11,549	11,258	11,257	11,240
Equity Securities
Yield (1)	4.30%	4.42%	4.71%	5.02%	4.78%
Investment income	66	102	144	37	70
Investment gains (losses)	16	23	21	(45)	(48)
Ending carrying value	3,677	3,399	3,321	3,374	3,333
Other Limited Partnership Interests
Yield (1)	11.50%	11.27%	8.45%	2.71%	4.78%
Investment income	465	681	669	46	166
Investment gains (losses)	7	(52)	(67)	(27)	(41)
Ending carrying value	8,099	7,901	7,096	7,022	6,982
Cash and Short-term Investments
Yield (1)	1.02%	0.93%	1.04%	0.99%	1.10%
Investment income	66	89	129	25	56
Investment gains (losses)	(6)	(6)	(3)	(7)	(1)
Ending carrying value	22,668	25,173	22,051	24,910	26,905
Other Invested Assets (1)
Investment income	550	775	1,053	271	518
Investment gains (losses) (3)	(1)	14	(7)	(6)	(69)
Ending carrying value	20,409	23,356	22,524	27,095	31,834
Total Investments
Investment income yield (1)	4.99%	4.91%	4.85%	4.55%	4.58%
Investment fees and expenses yield	(0.15)%	(0.15)%	(0.15)%	(0.16)%	(0.15)%
Net Investment Income Yield (1), (3)	4.84%	4.76%	4.70%	4.39%	4.43%
Investment income	$10,485	$15,485	$20,422	$5,039	$10,070
Investment fees and expenses	(318)	(469)	(633)	(167)	(317)
Net investment income including Divested businesses and Lag elimination	10,167	15,016	19,789	4,872	9,753
Less: Net investment income from Divested businesses and Lag elimination	-	-	-	166	166
Net Investment Income (3)	$10,167	$15,016	$19,789	$4,706	$9,587
Ending Carrying Value (3)	$492,989	$497,506	$494,046	$523,955	$546,753
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$206	$494	$484	$(127)	$(103)
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	-	-	-	(3)	(3)
Investment Portfolio Gains (Losses) (3)	$206	$494	$484	$(124)	$(100)
Gross investment gains	$864	$1,572	$2,183	$481	$885
Gross investment losses	(497)	(863)	(1,354)	(383)	(541)
Writedowns	(161)	(215)	(345)	(222)	(444)
Investment Portfolio Gains (Losses) (3)	206	494	484	(124)	(100)
Investment portfolio gains (losses) income tax (expense) benefit	51	(2)	(116)	111	99
Investment Portfolio Gains (Losses), Net of Income Tax	$257	$492	$368	$(13)	$(1)

Derivative Gains (Losses) including Divested businesses and Lag elimination	$(492)	$(213)	$(782)	$1,109	$(1,175)
Less: Derivative gains (losses) from Divested businesses and Lag elimination	-	-	-	149	149
Derivative gains (losses) (3)	(492)	(213)	(782)	960	(1,324)
Derivative gains (losses) income tax (expense) benefit	165	55	249	(326)	504
Derivative Gains (Losses), Net of Income Tax	$(327)	$(158)	$(533)	$634	$(820)

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page A-10 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $1,257 million, $1,278 million, $1,031 million, $1,101 million and $648 million in ending carrying value, and $39 million, $4 million, $21 million, $6 million and $16 million of investment income related to fair value option and trading securities at or for the year-to-date period ended June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,189 million, $14,069 million, $13,981 million, $13,882 million and $13,657 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $14 million, $14 million, $12 million, $10 million and $9 million, mortgage loans of $266 million, $204 million, $172 million, $169 million and $159 million and cash and short-term investments of $0, $0, $0, $1 million and $0; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Investment portfolio gains (losses) including Divested businesses and Lag elimination - in above yield table	$206	$494	$484	$(127)	$(103)
Operating joint venture adjustments	3	6	4	(5)	(5)
Net investment gains (losses) related to CSEs	-	(3)	(3)	2	1
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(56)	38	112	145	388
Net investment gains (losses) - GAAP basis	$153	$535	$597	$15	$281

	For the Year-to-Date Period Ended
	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Derivative gains (losses) including Divested businesses and Lag elimination - in above yield table	$(492)	$(213)	$(782)	$1,109	$(1,175)
Investment hedge adjustments	380	574	776	221	409
Settlement of foreign currency earnings hedges	17	28	37	4	1
PAB hedge adjustments	4	5	7	1	1
Net derivative gains (losses) - GAAP basis	$(91)	$394	$38	$1,335	$(764)
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	June 30, 2015		September 30, 2015		December 31, 2015		March 31, 2016		June 30, 2016
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$3,044	86.8%	$3,510	80.3%	$4,127	75.8%	$2,850	77.1%	$2,599	77.0%
20% or more for less than six months	190	5.4%	569	13.0%	954	17.5%	376	10.1%	358	10.6%
20% or more for six months or greater	275	7.8%	295	6.7%	364	6.7%	472	12.8%	418	12.4%
Total Gross Unrealized Losses	$3,509	100.0%	$4,374	100.0%	$5,445	100.0%	$3,698	100.0%	$3,375	100.0%

Total Gross Unrealized Gains	$26,029		$26,749		$23,883		$32,267		$40,062

EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	June 30, 2015		September 30, 2015		December 31, 2015		March 31, 2016		June 30, 2016
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$29	39.7%	$28	19.1%	$26	16.5%	$28	23.9%	$23	28.0%
20% or more for less than six months	11	15.1%	84	57.1%	94	59.5%	40	34.2%	9	11.0%
20% or more for six months or greater	33	45.2%	35	23.8%	38	24.0%	49	41.9%	50	61.0%
Total Gross Unrealized Losses	$73	100.0%	$147	100.0%	$158	100.0%	$117	100.0%	$82	100.0%

Total Gross Unrealized Gains	$633		$450		$482		$481		$501

(1)          The review of fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
Unaudited (In millions, except ratios)		June 30, 2015		September 30, 2015		December 31, 2015		March 31, 2016		June 30, 2016
		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$101,146	28.8%	$100,957	28.7%	$100,794	28.7%	$102,096	27.4%	$104,615	27.0%
U.S. government and agency securities		57,538	16.4%	59,671	17.0%	61,646	17.5%	64,991	17.5%	69,737	18.0%
Foreign government securities		51,057	14.5%	50,523	14.4%	50,499	14.4%	56,656	15.2%	62,261	16.1%
Foreign corporate securities		59,098	16.8%	58,404	16.6%	57,198	16.3%	59,091	15.9%	59,212	15.3%
Residential mortgage-backed securities		41,518	11.8%	40,050	11.4%	38,797	11.0%	43,029	11.6%	44,598	11.5%
State and political subdivision securities		15,164	4.3%	15,479	4.4%	15,441	4.4%	16,539	4.4%	17,410	4.5%
Asset-backed securities		13,990	4.0%	14,132	4.0%	14,394	4.1%	16,202	4.4%	16,518	4.2%
Commercial mortgage-backed securities		11,842	3.4%	12,362	3.5%	12,633	3.6%	13,377	3.6%	13,157	3.4%
Total Fixed Maturity Securities Available-For-Sale		$351,353	100.0%	$351,578	100.0%	$351,402	100.0%	$371,981	100.0%	$387,508	100.0%

NAIC	RATING AGENCY
DESIGNATION	RATING
1	Aaa / Aa / A	$248,764	70.8%	$250,047	71.1%	$250,803	71.4%	$270,295	72.7%	$284,264	73.4%
2	Baa	79,669	22.7%	79,358	22.6%	79,523	22.6%	80,082	21.5%	81,120	20.9%
3	Ba	15,621	4.4%	15,306	4.4%	15,142	4.3%	15,288	4.1%	14,987	3.9%
4	B	5,955	1.7%	5,407	1.5%	4,839	1.4%	5,121	1.4%	5,865	1.5%
5	Caa and lower	1,260	0.4%	1,383	0.4%	1,041	0.3%	1,136	0.3%	1,157	0.3%
6	In or near default	84	—%	77	—%	54	—%	59	—%	115	—%
Total Fixed Maturity Securities Available-For-Sale (1)		$351,353	100.0%	$351,578	100.0%	$351,402	100.0%	$371,981	100.0%	$387,508	100.0%

(1)          Amounts presented are based on rating agency ratings and equivalent designations of the NAIC, except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) held by MetLife, Inc.‘s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed designation is used until a final designation becomes available. These revised NAIC designations may not correspond to the rating agency ratings. The rating agency ratings are based on availability of applicable ratings from those rating agencies on the NAIC credit rating provider list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
Unaudited (In millions)		June 30, 2015		September 30, 2015		December 31, 2015		March 31, 2016		June 30, 2016
Traditional (2), (3)		$9,590		$9,325		$7,906		$8,267		$8,678
Real estate joint ventures and funds		577		553		482		418		337
Subtotal		10,167		9,878		8,388		8,685		9,015
Foreclosed		40		45		45		48		48
Total Real Estate and Real Estate Joint Ventures		$10,207		$9,923		$8,433		$8,733		$9,063
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
Unaudited (In millions)	June 30, 2015		September 30, 2015		December 31, 2015		March 31, 2016		June 30, 2016

Commercial mortgage loans	$42,953		$41,619		$44,012		$45,445		$45,165
Agricultural mortgage loans	12,498		12,771		13,188		13,226		13,434
Residential mortgage loans	8,618		9,270		10,048		10,192		11,108
Total Mortgage Loans	64,069		63,660		67,248		68,863		69,707
Valuation allowances	(325)		(311)		(318)		(381)		(467)
Total Mortgage Loans, net	$63,744		$63,349		$66,930		$68,482		$69,240
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 31, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	June 30, 2015		September 30, 2015		December 31, 2015		March 31, 2016		June 30, 2016
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,221	21.5%	$9,208	22.1%	$9,583	21.8%	$10,360	22.8%	$10,183	22.5%
Middle Atlantic	7,864	18.3%	7,743	18.6%	8,154	18.5%	8,072	17.8%	8,291	18.4%
International	7,222	16.8%	7,548	18.1%	7,889	17.9%	8,264	18.2%	8,114	18.0%
South Atlantic	6,355	14.8%	5,858	14.1%	6,127	13.9%	6,167	13.6%	5,765	12.8%
West South Central	4,404	10.3%	4,289	10.3%	4,311	9.8%	4,190	9.2%	4,228	9.4%
East North Central	2,260	5.3%	2,127	5.1%	2,346	5.3%	2,217	4.9%	2,115	4.7%
Mountain	1,168	2.7%	1,118	2.7%	1,117	2.5%	1,297	2.8%	1,549	3.4%
New England	1,352	3.1%	1,350	3.2%	1,367	3.1%	1,581	3.5%	1,423	3.1%
East South Central	390	0.9%	408	1.0%	512	1.2%	630	1.4%	618	1.4%
West North Central	150	0.3%	234	0.6%	520	1.2%	511	1.1%	509	1.1%
Multi-Region and Other	2,567	6.0%	1,736	4.2%	2,086	4.8%	2,156	4.7%	2,370	5.2%
Total	$42,953	100.0%	$41,619	100.0%	$44,012	100.0%	$45,445	100.0%	$45,165	100.0%

Office	$21,334	49.7%	$19,951	47.9%	$21,525	48.9%	$22,037	48.5%	$22,055	48.8%
Retail	9,982	23.2%	10,002	24.0%	10,466	23.8%	10,793	23.7%	11,109	24.6%
Apartment	4,806	11.2%	4,865	11.7%	5,171	11.7%	5,651	12.4%	5,872	13.0%
Hotel	4,431	10.3%	4,456	10.7%	4,396	10.0%	4,633	10.2%	4,048	9.0%
Industrial	2,205	5.1%	2,191	5.3%	2,334	5.3%	2,214	4.9%	2,008	4.4%
Other	195	0.5%	154	0.4%	120	0.3%	117	0.3%	73	0.2%
Total	$42,953	100.0%	$41,619	100.0%	$44,012	100.0%	$45,445	100.0%	$45,165	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$1,796	$711	$1,425	$1,335	$970	$3,464	$2,305
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(133)	382	62	15	266	153	281
Net derivative gains (losses)	(912)	485	(356)	1,335	(2,099)	(91)	(764)
Premiums - Divested businesses and Lag elimination	(1)	(1)	(1)	426	-	(1)	426
Universal life and investment-type product policy fees
Unearned revenue adjustments	3	1	(3)	25	9	7	34
GMIB fees	95	96	97	101	104	189	205
Divested businesses and Lag elimination	1	2	2	67	-	3	67
Net investment income
Investment hedge adjustments	(180)	(194)	(202)	(221)	(188)	(380)	(409)
Income from discontinued real estate operations	-	-	-	-	-	-	-
Operating joint venture adjustments	(4)	(3)	2	5	-	(3)	5
Unit-linked contract income	(55)	(701)	343	(97)	191	622	94
Securitization entities income	1	8	(2)	-	3	2	3
Divested businesses and Lag elimination	-	-	-	166	-	-	166
Other revenues
Settlement of foreign currency earnings hedges	(9)	(11)	(9)	(4)	3	(17)	(1)
Divested businesses and Lag elimination	-	-	-	4	-	-	4
Policyholder benefits and claims and policyholder dividends
PDO adjustments	(10)	(13)	-	-	-	7	-
Inflation and pass through adjustments	25	(23)	6	(71)	(66)	22	(137)
GMIB costs	(150)	149	(286)	(6)	(137)	(262)	(143)
Market value adjustments	(45)	(21)	(19)	(17)	(10)	(96)	(27)
Divested businesses and Lag elimination	-	-	(1)	(306)	-	-	(306)
Interest credited to policyholder account balances
PAB hedge adjustments	(2)	(1)	(2)	(1)	-	(4)	(1)
Unit-linked contract costs	46	685	(338)	77	(186)	(616)	(109)
Divested businesses and Lag elimination	-	-	-	(101)	-	-	(101)
Capitalization of DAC - Divested businesses and Lag elimination	-	-	-	105	-	-	105
Amortization of DAC and VOBA
Related to NIGL and NDGL	104	(28)	27	(6)	1,087	(8)	1,081
Related to GMIB fees and GMIB costs	-	(132)	(33)	(36)	(193)	40	(229)
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses and Lag elimination	-	-	-	(72)	-	-	(72)
Amortization of negative VOBA
Related to market value adjustments	9	8	8	10	6	19	16
Divested businesses and Lag elimination	-	-	-	22	-	-	22
Interest expense on debt
Securitization entities debt expense	(1)	(8)	2	-	(3)	(2)	(3)
Divested businesses and Lag elimination	-	-	-	-	-	-	-
Other operating expenses
Noncontrolling interest	7	(11)	12	5	4	12	9
Regulatory implementation costs	(1)	-	-	-	-	(2)	-
Acquisition, integration and other costs	(7)	(6)	(7)	(6)	(16)	(15)	(22)
Divested businesses and Lag elimination	(3)	(2)	6	(254)	(130)	(4)	(384)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	545	(174)	109	(297)	499	243	202
Income (loss) from continuing operations, net of income tax	1,119	1,198	842	2,203	114	3,282	2,317
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	1,119	1,198	842	2,203	114	3,282	2,317
Less: Net income (loss) attributable to noncontrolling interests	4	(5)	8	2	4	9	6
Net income (loss) attributable to MetLife, Inc.	1,115	1,203	834	2,201	110	3,273	2,311
Less: Preferred stock dividends	31	6	49	6	46	61	52
Preferred stock repurchase premium	42	-	-	-	-	42	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,042	$1,197	$785	$2,195	$64	$3,170	$2,259

(1)         For the three months ended March 31, 2016, and for the year-to-date period ended June 30, 2016, Divested businesses and Lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods.

APPENDIX METLIFE NOTABLE ITEMS (1) METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$(37)	$(137)	$(86)	$(9)	$-	$(95)
Catastrophe experience and prior year development, net	-	21	(9)	(45)	(15)	(16)	(60)
Actuarial assumption review and other insurance adjustments	-	(92)	-	-	(462)	-	(462)
Tax adjustments	61	(720)	31	10	-	61	10
Total notable items	$61	$(828)	$(115)	$(121)	$(486)	$45	$(607)

RETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$(6)	$(57)	$(23)	$9	$-	$(14)
Catastrophe experience and prior year development, net	(2)	13	(7)	(31)	(9)	(5)	(40)
Actuarial assumption review and other insurance adjustments	-	(107)	-	-	(391)	-	(391)
Tax adjustments	-	13	-	-	-	-	-
Total notable items	$(2)	$(87)	$(64)	$(54)	$(391)	$(5)	$(445)

RETAIL - LIFE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$(4)	$(47)	$(18)	$10	$-	$(8)
Catastrophe experience and prior year development, net	(2)	13	(7)	(31)	(9)	(5)	(40)
Actuarial assumption review and other insurance adjustments	-	(69)	-	-	(210)	-	(210)
Tax adjustments	-	(1)	-	-	-	-	-
Total notable items	$(2)	$(61)	$(54)	$(49)	$(209)	$(5)	$(258)

RETAIL - ANNUITIES
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$(2)	$(10)	$(5)	$(1)	$-	$(6)
Actuarial assumption review and other insurance adjustments	-	(38)	-	-	(181)	-	(181)
Tax adjustments	-	14	-	-	-	-	-
Total notable items	$-	$(26)	$(10)	$(5)	$(182)	$-	$(187)

GROUP, VOLUNTARY & WORKSITE BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	J une 30, 2016	June 30, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$11	$(10)	$(5)	$(3)	$-	$(8)
Catastrophe experience and prior year development, net	2	8	(1)	(12)	(4)	(10)	(16)
Total notable items	$2	$19	$(11)	$(17)	$(7)	$(10)	$(24)
(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1) CORPORATE BENEFIT FUNDING
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$12	$(9)	$(30)	$(2)	$-	$(32)
Actuarial assumption review and other insurance adjustments	-	-	-	-	(27)	-	(27)
Tax adjustments	-	(1)	-	-	-	-	-
Total notable items	$-	$11	$(9)	$(30)	$(29)	$-	$(59)

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$(2)	$(3)	$(3)	$(2)	$-	$(5)
Catastrophe experience and prior year development, net	-	-	(1)	(2)	(2)	(1)	(4)
Tax adjustments	-	60	31	(10)	-	-	(10)
Total notable items	$-	$58	$27	$(15)	$(4)	$(1)	$(19)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$(10)	$(24)	$(20)	$(10)	$-	$(30)
Actuarial assumption review and other insurance adjustments	-	9	-	-	(44)	-	(44)
Tax adjustments	61	-	-	20	-	61	20
Total notable items	$61	$(1)	$(24)	$-	$(54)	$61	$(54)

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016
Actuarial assumption review and other insurance adjustments	$-	$6	$-	$-	$-	$-	$-
Total notable items	$-	$6	$-	$-	$-	$-	$-

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$(42)	$(34)	$(5)	$(1)	$-	$(6)
Tax adjustments	-	(792)	-	-	-	-	-
Total notable items	$-	$(834)	$(34)	$(5)	$(1)	$-	$(6)

(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Total MetLife, Inc.’s stockholders’ equity	$69,377	$70,503	$67,949	$75,775	$79,179
Less: Preferred stock	2,066	2,066	2,066	2,066	2,066
MetLife, Inc.’s common stockholders’ equity	67,311	68,437	65,883	73,709	77,113
Less: Net unrealized investment gains (losses), net of income tax	12,863	13,634	11,773	17,171	20,635
Defined benefit plans adjustment, net of income tax	(2,206)	(2,169)	(2,052)	(2,024)	(1,983)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	56,654	56,972	56,162	58,562	58,461
Less: Goodwill, net of income tax	9,508	9,398	9,314	9,555	9,670
VODA and VOCRA, net of income tax	546	522	494	483	470
Total MetLife, Inc.’s tangible common stockholders’ equity (excludes AOCI other than FCTA)	$46,600	$47,052	$46,354	$48,524	$48,321

Unaudited	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Book value per common share (1)	$60.27	$61.39	$60.00	$67.10	$70.18
Less: Net unrealized investment gains (losses), net of income tax	11.52	12.23	10.72	15.63	18.78
Defined benefit plans adjustment, net of income tax	(1.98)	(1.95)	(1.87)	(1.84)	(1.80)
Book value per common share, excluding AOCI other than FCTA (1)	50.73	51.11	51.15	53.31	53.20
Less: Goodwill, net of income tax	8.51	8.43	8.48	8.70	8.79
VODA and VOCRA, net of income tax	0.49	0.47	0.45	0.44	0.43
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$41.73	$42.21	$42.22	$44.17	$43.98

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015

Return on MetLife, Inc.’s:
Common stockholders’ equity	6.0%	7.1%	4.7%	12.6%	0.3%	7.5%
Common stockholders’ equity, excluding AOCI other than FCTA	7.4%	8.4%	5.6%	15.3%	0.4%	9.1%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	9.1%	10.3%	6.8%	18.6%	0.6%	11.2%

Operating return on MetLife, Inc.’s:
Common stockholders’ equity	10.2%	4.2%	8.2%	7.6%	4.9%	8.0%
Common stockholders’ equity, excluding AOCI other than FCTA	12.5%	5.0%	9.7%	9.3%	6.3%	9.7%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	15.3%	6.1%	11.9%	11.3%	7.7%	11.9%

Average common stockholders’ equity	$69,519	$67,874	$67,160	$69,796	$75,411	$68,674
Average common stockholders’ equity, excluding AOCI other than FCTA	$56,433	$56,813	$56,567	$57,362	$58,512	$56,412
Average tangible common stockholders’ equity (excludes AOCI other than FCTA)	$46,322	$46,826	$46,703	$47,439	$48,423	$46,346

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results.

(3)          Net income available to common shareholders and operating earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016 of $12 million, $12 million, $12 million, $12 million and $12 million, respectively, and for the year ended December 31, 2015, of $48 million.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2) OPERATING RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
AMERICAS
RETAIL
Life & Other	12.3%	8.1%	8.7%	8.3%	(1.3)%
Annuities	13.2%	10.9%	12.4%	10.6%	6.2%
GROUP, VOLUNTARY & WORKSITE BENEFITS	14.4%	14.8%	13.3%	12.3%	15.6%
CORPORATE BENEFIT FUNDING	21.0%	16.9%	14.8%	14.4%	14.8%
LATIN AMERICA	13.3%	20.2%	17.2%	17.6%	16.5%
AMERICAS	14.8%	12.9%	12.6%	11.7%	8.6%
ASIA	14.8%	11.7%	10.1%	11.0%	9.4%
EMEA	6.0%	7.9%	6.5%	7.8%	7.9%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
AMERICAS	16.6%	14.6%	14.2%	13.0%	9.6%
ASIA	25.4%	20.2%	17.4%	19.0%	16.2%
EMEA	11.2%	14.6%	12.2%	13.5%	13.8%

RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
AMERICAS
RETAIL
Life & Other	8.4%	9.5%	5.4%	6.5%	3.0%
Annuities	12.8%	4.7%	4.0%	8.6%	(50.0)%
GROUP, VOLUNTARY & WORKSITE BENEFITS	2.4%	24.0%	8.3%	21.8%	28.8%
CORPORATE BENEFIT FUNDING	15.9%	24.6%	12.0%	11.8%	20.4%
LATIN AMERICA	9.5%	8.5%	11.8%	16.3%	9.9%
AMERICAS	10.4%	13.3%	7.3%	11.4%	(7.6)%
ASIA	19.6%	22.9%	8.1%	31.3%	27.9%
EMEA	7.7%	9.8%	8.8%	9.1%	11.8%

RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
AMERICAS	11.7%	15.0%	8.3%	12.6%	(8.3)%
ASIA	33.7%	39.3%	14.0%	53.7%	48.0%
EMEA	14.2%	18.0%	16.3%	15.6%	20.2%
(1) Annualized using quarter-to-date results. (2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2015	2016	2015	2016
AMERICAS
RETAIL
Life & Other		$9,006	$8,323
Annuities		12,469	13,645
GROUP, VOLUNTARY & WORKSITE BENEFITS		6,420	5,670
CORPORATE BENEFIT FUNDING		7,729	8,169
LATIN AMERICA		3,480	3,110
AMERICAS		$39,104	$38,917	$34,900	$35,200
ASIA		$11,509	$11,045	$6,708	$6,431
EMEA		$3,332	$3,226	$1,865	$1,919

(3)         Operating earnings available to common shareholders used to calculate the operating return on allocated tangible equity and net income (loss) available to MetLife, Inc.’s common shareholders used to calculate the return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
AMERICAS	$8	$8	$8	$8	$8
ASIA	$1	$1	$1	$1	$1
EMEA	$2	$2	$3	$2	$2

APPENDIX METLIFE OPERATING PREMIUMS, FEES AND OTHER REVENUES AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS
OPERATING PREMIUMS, FEES AND OTHER REVENUES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

RETAIL (1)	$3,262	$3,276	$3,376	$3,104	$3,075
GROUP, VOLUNTARY & WORKSITE BENEFITS (1)	$4,401	$4,393	$4,337	$4,610	$4,590
CORPORATE BENEFIT FUNDING (1)	$455	$1,680	$886	$508	$650
LATAM	$955	$882	$982	$984	$994
ASIA	$2,381	$2,351	$2,192	$2,125	$2,067
EMEA	$640	$609	$626	$623	$633
CORPORATE & OTHER (1)	$71	$67	$73	$77	$65

LATAM (excluding U.S. Direct Business)	$878	$799	$898	$894	$908
ASIA (including operating joint ventures) (2), (3)	$2,464	$2,417	$2,274	$2,289	$2,223
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

RETAIL (1)	$690	$523	$582	$532	$184
GROUP, VOLUNTARY & WORKSITE BENEFITS (1)	$231	$238	$214	$174	$221
CORPORATE BENEFIT FUNDING (1)	$406	$326	$286	$295	$302
LATAM	$94	$166	$136	$138	$128
ASIA	$437	$355	$305	$314	$259
EMEA	$47	$61	$58	$64	$64
CORPORATE & OTHER (1)	$(153)	$(962)	$(200)	$(177)	$(234)

LATAM (excluding U.S. Direct Business)	$114	$173	$143	$152	$137

(1)          Amounts on a reported basis, as constant currency impact is not significant.

(2)          Operating premiums, universal life and investment-type product policy fees and other revenues are reported as part of net investment income on the statement of operating earnings available to common shareholders for operating joint ventures.

(3)          Includes MetLife, Inc.’s percentage interest in operating joint ventures as follows: (i) India, 26%, (ii) Vietnam, 60%, (iii) China, 50% and (iv) Malaysia, 50%.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016

Operating revenues
Premiums	$856	$867	$869	$865	$868	$1,701	$1,733
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	42	39	34	22	32	83	54
Other revenues	6	5	6	15	6	11	21
Total operating revenues	904	911	909	902	906	1,795	1,808

Operating expenses
Policyholder benefits and claims and policyholder dividends	626	593	631	652	701	1,210	1,353
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(105)	(113)	(108)	(98)	(107)	(201)	(205)
Amortization of DAC and VOBA	101	104	106	104	103	202	207
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	232	240	231	228	230	452	458
Total operating expenses	854	824	860	886	927	1,663	1,813
Operating earnings before provision for income tax	50	87	49	16	(21)	132	(5)
Provision for income tax expense (benefit)	3	20	5	(6)	(19)	20	(25)
Operating earnings	47	67	44	22	(2)	112	20
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$47	$67	$44	$22	$(2)	$112	$20

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$47	$67	$44	$22	$(2)	$112	$20
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	6	(6)	(11)	16	2	6	18
Net derivative gains (losses)	7	-	(2)	(3)	(1)	2	(4)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(5)	3	3	(4)	(1)	(3)	(5)
Income (loss) from continuing operations, net of income tax	55	64	34	31	(2)	117	29
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	55	64	34	31	(2)	117	29
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	55	64	34	31	(2)	117	29
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$55	$64	$34	$31	$(2)	$117	$29

Total Operating Premiums, Fees and Other Revenues	$862	$872	$875	$880	$874	$1,712	$1,754

(1)          Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reported segment as defined by MetLife.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - RETAIL PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016

Operating revenues
Premiums	$444	$445	$442	$436	$433	$886	$869
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	23	20	18	11	18	45	29
Other revenues	4	3	3	3	3	7	6
Total operating revenues	471	468	463	450	454	938	904

Operating expenses
Policyholder benefits and claims and policyholder dividends	328	289	308	324	359	608	683
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(70)	(72)	(68)	(61)	(68)	(132)	(129)
Amortization of DAC and VOBA	68	68	68	67	66	135	133
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	121	121	119	109	117	232	226
Total operating expenses	447	406	427	439	474	843	913
Operating earnings before provision for income tax	24	62	36	11	(20)	95	(9)
Provision for income tax expense (benefit)	1	16	6	(2)	(14)	19	(16)
Operating earnings	23	46	30	13	(6)	76	7
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$23	$46	$30	$13	$(6)	$76	$7

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$23	$46	$30	$13	$(6)	$76	$7
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	4	(4)	(6)	9	1	4	10
Net derivative gains (losses)	4	-	(1)	(2)	-	1	(2)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(3)	2	2	(2)	(1)	(2)	(3)
Income (loss) from continuing operations, net of income tax	28	44	25	18	(6)	79	12
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	28	44	25	18	(6)	79	12
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	28	44	25	18	(6)	79	12
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$28	$44	$25	$18	$(6)	$79	$12

Total Operating Premiums, Fees and Other Revenues	$448	$448	$445	$439	$436	$893	$875
(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS—GROUP PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016

Operating revenues
Premiums	$412	$422	$427	$429	$435	$815	$864
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	19	19	16	11	14	38	25
Other revenues	2	2	3	12	3	4	15
Total operating revenues	433	443	446	452	452	857	904

Operating expenses
Policyholder benefits and claims and policyholder dividends	298	304	323	328	342	602	670
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(35)	(41)	(40)	(37)	(39)	(69)	(76)
Amortization of DAC and VOBA	33	36	38	37	37	67	74
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	111	119	112	119	113	220	232
Total operating expenses	407	418	433	447	453	820	900
Operating earnings before provision for income tax	26	25	13	5	(1)	37	4
Provision for income tax expense (benefit)	2	4	(1)	(4)	(5)	1	(9)
Operating earnings	24	21	14	9	4	36	13
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$24	$21	$14	$9	$4	$36	$13

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$24	$21	$14	$9	$4	$36	$13
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	(2)	(5)	7	1	2	8
Net derivative gains (losses)	3	-	(1)	(1)	(1)	1	(2)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(2)	1	1	(2)	-	(1)	(2)
Income (loss) from continuing operations, net of income tax	27	20	9	13	4	38	17
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	27	20	9	13	4	38	17
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	27	20	9	13	4	38	17
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$27	$20	$9	$13	$4	$38	$17

Total Operating Premiums, Fees and Other Revenues	$414	$424	$430	$441	$438	$819	$879
(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits and Latin America segments.

METLIFE

NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	operating revenues	(i)	revenues
(ii)	operating expenses	(ii)	expenses
(iii)	operating premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	operating earnings	(iv)	income (loss) from continuing operations, net of income tax
(v)	operating earnings available to common shareholders	(v)	net income (loss) available to MetLife, Inc.’s common shareholders
(vi)	operating earnings available to common shareholders per diluted common share	(vi)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(vii)	operating return on equity	(vii)	return on equity
(viii)	investment portfolio gains (losses)	(viii)	net investment gains (losses)
(ix)	derivative gains (losses)	(ix)	net derivative gains (losses)
(x)	MetLife, Inc.’s tangible common stockholders’ equity	(x)	MetLife, Inc.’s stockholders’ equity
(xi)	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xi)	MetLife, Inc.’s stockholders’ equity

Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). In addition, for the three months ended March 31, 2016 and for the year-to-date period ended June 30, 2016, operating revenues and operating expenses exclude the financial impact of converting MetLife’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods (“Lag elimination”). Operating revenues also excludes NIGL and NDGL. Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•

Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other operating expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition, integration and other costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. In addition to the tax impact of the adjustments mentioned above, provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
The following additional information is relevant to an understanding of our performance results:
•

MetLife, Inc.’s tangible common stockholders’ equity or tangible equity - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

•

MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•

Allocated equity - portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•

Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•

Operating return on MetLife, Inc.’s tangible common stockholders’ equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Operating return on MetLife, Inc.’s common stockholders’ equity - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•

Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•

Return on MetLife, Inc.’s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•	Operating return on allocated equity - operating earnings available to common shareholders divided by allocated equity.
•	Operating return on allocated tangible equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
•	Return on allocated equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by allocated equity.
•

Return on allocated tangible equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

•

Statistical sales information for Retail - Life sales are calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Annuity sales consist of statutory premiums direct and assumed, excluding company sponsored internal exchanges. Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

•

Statistical sales information for Latin America, Asia and EMEA - calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

•

All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates.

METLIFE ACRONYMS
AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GAAP	Accounting principles generally accepted in the United States of America
GMIB	Guaranteed minimum income benefits
LTC	Long-term care
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
PDO	Policyholder dividend obligation
PAB	Policyholder account balances
QFS	Quarterly financial supplement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements